UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

REED’s, INC.

(Name of Registrant as Specified in its Charter)

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FORWARD LOOKING STATEMENTS

This statement contains forward-looking statements. These statements include projections, predictions, expectations or statements as to beliefs or future events or results or refer to other matters that are not historical facts. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by these statements. The forward-looking statements contained herein are based on various factors and were derived using numerous assumptions. In some cases, you can identify these forward-looking statements by the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” or the negative of those words and other comparable words. You should be aware that those statements reflect only the predictions of Reed’s, Inc.’s management. If known or unknown risks or uncertainties should materialize, or if underlying assumptions should prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. You should bear this in mind not to place undue reliance on these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements contained in this statement are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE

HELD ON December 30, 2021

Dear Stockholder:

Notice is hereby given that the 2021 Annual Meeting of Stockholders (“Annual Meeting”) of Reed’s, Inc. (“we”, “us”, “Reed’s” or the “company”), will be held at 11:00 a.m. Eastern time, on Thursday December 30, 2021. The Annual Meeting will be a completely virtual meeting, held via teleconference. You may attend the Annual Meeting by dialing 1-877-270-2148 (domestic) or 1-412-902-6510 (international) and by asking to be joined to the Reed’s Inc. 2021 Annual Meeting of Stockholders. The Annual Meeting is called to conduct the following items of business:

1.	To elect John J. Bello, Norman E. Snyder, Jr., Lewis Jaffe, James C. Bass, Louis Imbrogno, Jr. and Rhonda Kallman to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;
2.	To approve the amendment to the Reed’s, Inc. 2020 Equity Incentive Plan (“2020 Plan”) to increase the number of shares available under the 2020 Plan from 8,500,000 to 15,000,000;
3.	To approve the amendment to Reed’s certificate of incorporation to increase the authorized shares of common stock from 120,000,000 to 180,000,000. The board believes that it is critical for the future of the company to have the ability to issue common stock to help finance the company’s operations, incentivize employees and capitalize on strategic opportunities that may enhance stockholder value;
4.	To ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
5.	To grant the board authority to effect a reverse stock split of our common stock within one-year and within a range of 1-for-2 and 1-for-5, inclusive, should the board deem such a move to be in the company’s best interests. While we have no immediate plans to implement a reverse stock split, we believe this authorization is an important proactive step that will enable the company to move quickly should the board decide a reverse split would enhance or maintain stockholder value, including if needed to maintain our listing on NASDAQ; and
6.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

All holders of record of our common stock as of the close of business on November 10, 2021, the record date, are entitled to notice of and to vote at this meeting and any adjournments or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during the ten days prior to the Annual Meeting, during ordinary business hours, at Reed’s principal executive office. The stockholder list will also be available for review online during the virtual Annual Meeting. Any stockholder attending the virtual Annual Meeting may vote in person even if he or she has returned a proxy card.

Your vote is important. As described in your electronic proxy materials notice or on the enclosed proxy or voting instruction card, please vote by: (1) accessing the Internet website, (2) calling the toll-free number, or (3) signing, dating, and mailing the enclosed proxy or voting instruction card. We encourage you to vote via the Internet, as this is the most cost-effective method. In addition, if you vote via the Internet, you may elect to have next year’s Proxy Statement and Annual Report to Stockholders delivered to you electronically. We encourage you to enroll in electronic delivery, as it is a cost-effective way for us to provide you with proxy materials and annual reports. Even if you plan to attend the virtual Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend via teleconference.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Call Toll-Free at: (877) 259-6290

E-mail: info@okapipartners.com

By Order of the Board of Directors,

John J. Bello
Chairman

Norwalk, Connecticut	November [●], 2021

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope or vote by telephone or online following the instructions on the proxy.

Important Notice Regarding the Internet Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held on December 30, 2021

The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 are available on the Internet at www.okapivote.com/REEDS

TABLE OF CONTENTS

PROCEDURAL INFORMATION	5

PROPOSAL NO. 1: ELECTION OF DIRECTORS	9

CORPORATE GOVERNANCE	11

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	16

EXECUTIVE OFFICERS AND DIRECTORS	18

EXECUTIVE COMPENSATION	21

DIRECTOR COMPENSATION	23

EQUITY COMPENSATION PLAN INFORMATION	24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	24

DELINQUENT SECTION 16(A) REPORTS	25

PROPOSAL NO. 2: APPROVAL OF THE AMENDMENT OF THE. 2020 EQUITY INCENTIVE PLAN	25

PROPOSAL NO 3: APPROVAL OF THE AMENDMENT OF REED’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 120,000,000 TO 180,000,000	32

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021	34

PROPOSAL N0. 5: GRANT THE BOARD AUTHORITY TO EFFFECT A REVERSE STOCK SPLIT	36

STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING	41

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING	41

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The enclosed proxy is solicited by the board of directors (“board”) of Reed’s, Inc., a Delaware corporation, for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Reed’s, Inc. and all postponements, continuations or adjournments thereof. These proxy materials and the enclosed Annual Report on Form 10K (“Annual Report”) for fiscal year ended December 31, 2020 (“2020 Fiscal Year”) are being mailed to our stockholders on or about November 29, 2021. In this Proxy Statement, we use the terms the “company,” “Reed’s” “we”, “our”, and “us” to refer to Reed’s, Inc.

About the Virtual Annual Meeting

The Annual Meeting will be a completely virtual meeting in response to the COVID-19 pandemic. There will be no physical meeting location and the meeting will only be conducted via live teleconference. You may attend the Annual Meeting by dialing 1-877-270-2148 (domestic) or 1-412-902-6510 (international) and by asking to be joined to the Reed’s Inc. 2021 Annual Meeting of Stockholders. Please allow time for online login procedures.

References in the Proxy Materials to the “Annual Meeting” also refer to any adjournments, postponements or changes in location of the Annual Meeting, to the extent applicable.

PROCEDURAL INFORMATION

Voting Procedures

A representative of Okapi Partners will tabulate votes and serve as Inspector of Election for the meeting. Each stockholder will be entitled to one vote for each share with respect to each matter to be voted on at the meeting. A “stockholder of record” is a person or entity who holds shares on the record date that are registered in such Stockholder’s name on the records of our transfer agent. A person or entity who holds shares through a broker, bank, or other nominee is considered a “beneficial owner” of the shares. You may receive more than one set of proxy materials. This means your shares are held in more than one account. Please vote all of your shares.

Voting by Stockholders of Record. If you are a stockholder of record, you may vote (i) through the Internet before or at the Annual Meeting, using the instructions on the proxy card and those posted at www.okapivote.com/REEDS, (ii) by telephone from the United States, using the number on the proxy card, or (iii) by completing and returning the enclosed proxy card. To help us keep our costs low in these extraordinary times, please vote through the Internet, if possible.  Shares represented by proxy will be voted during the meeting and may be revoked at any time prior to the time at which voting closes during the meeting by (i) timely submitting a valid, later-dated proxy; (ii) delivering a written notice of revocation to the Thomas J. Spisak, our Chief Financial Officer and Secretary; or (iii) voting online at the virtual meeting being held via teleconference. Please note that attending the meeting without casting a vote will not revoke any previously submitted proxy. If you properly complete and sign your proxy card, but do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted in accordance with the recommendation of our board of directors.

Voting by Beneficial Owners. If you are a beneficial owner of shares, these proxy materials are being forwarded to you by your broker (or bank or other nominee) who is considered the stockholder of record of your shares. As the beneficial owner of the shares, you are entitled to direct your broker as to how to vote your shares. You may so instruct your broker through the Internet or by telephone as described in the applicable instructions your broker  has provided with these proxy materials. You may also vote by completing the voting instruction card the broker provides to you. To help us keep our costs low in these extraordinary times, please vote through the Internet, if possible. You may change your vote by submitting new voting instructions to your broker in accordance with such broker’s procedures. If you provide voting instructions to your broker, your shares will be voted as you direct. If you do not provide voting instructions, pursuant to the rules of the New York Stock Exchange (the “NYSE”), your broker may vote your shares only with respect to proposals as to which it has discretion to vote under the NYSE’s rules. For any other proposals, the broker may not vote your shares at all, which is referred to as a “broker non-vote.” Please note that, in the absence of your specific instructions as to how to vote, your broker may not vote your shares with respect to any of the proposals included in this Proxy Statement except for Proposal (ratification of the selection of independent auditors), so please provide instructions to your broker regarding the voting of your shares. As the beneficial owner of shares, you are invited to attend the meeting at (www.okapivote.com/REEDS) by entering the 16-digit control number provided by your broker (or bank or other nominee) and vote your shares online during the meeting.

Frequently Asked Questions

Who are the proxies? The board has appointed John J. Bello, our Chairman, and Norman E. Snyder, Jr., our Chief Executive Officer, to serve as proxies at the Annual Meeting. When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

How do I specify how I want my shares voted? If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the board in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the board on that proposal.

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What items will be voted upon at the Annual Meeting? The following items will be voted upon at the Annual Meeting:

1. the election of John J. Bello, Norman E. Snyder, Jr., Lewis Jaffe, James C. Bass, Louis Imbrogno, Jr. and Rhonda Kallman to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;

2. the amendment of the e Reed’s, Inc. 2020 Equity Incentive Plan to increase the number of the shares available under thereunder from 8,500,000 to 15,000,000;

3. the amendment of Reed’s certificate of incorporation to increase the authorized shares of common stock from 120,000,000 to 180,000,000;

4. the ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

5. the grant of authority to the board to effect a reverse stock split of our common stock within one year and within a range of 1-for-2 and 1-for-5, inclusive, should the board deem such a move to be in the company’s best interests; and

6. such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The board does not currently know of any other matters that may be brought before the meeting for a vote. However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

What is the board’s voting recommendation? For the reasons set forth in more detail later in the Proxy Statement, the board unanimously recommends a vote FOR the election of all nominees for director proposed by our board (Proposal No. 1). The board unanimously recommends a vote FOR the increase of the number of the shares available under the Reed’s, Inc. 2020 Equity Incentive Plan from 8,500,000 to 15,000,000 (Proposal No. 2). The board unanimously recommends a vote FOR the amendment of Reed’s certificate of incorporation to increase the authorized shares of common stock from 120,000,000 to 180,000,000 (Proposal No. 3). The board unanimously ratified the selection of Weinberg & Company, P.A. as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 4) which selection was made by the board’s Audit Committee. The board unanimously recommends a vote FOR the amendment to Reed’s certificate of incorporation to effect the Reverse Stock Split (Proposal No. 5).

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Who will solicit proxies on behalf of the board? The company has retained Okapi Partners, a proxy solicitation firm, who may solicit proxies on the board’s behalf. The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet and personal solicitation by our directors, director nominees and certain of our executive officers and other employees (who will receive no additional compensation for such solicitation activities), or by Okapi Partners. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

Who will pay for the costs involved in the solicitation of proxies? The entire cost of soliciting proxies on behalf of the board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders by, or on behalf of, the company, will be borne by the company. Copies of the company’s solicitation material will be furnished to banks, brokerage houses, dealers, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our Annual Report to beneficial owners. In addition, if asked, the company will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners. We have engaged Okapi Partners to solicit proxies from stockholders in connection with the Annual Meeting. We will pay Okapi Partners a fee of $9,000 plus costs and expenses. In addition, we have agreed to indemnify Okapi Partners and certain related persons against certain liabilities arising out of or in connection with their engagement.

Who can answer my questions? Your vote at this year’s Annual Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Okapi Partners, the firm assisting us in the solicitation of proxies:

1212 Avenue of the Americas, 24th Floor New York, NY 10036 (212) 297-0720 Call Toll-Free at: (877)259-6290 E-mail: info@okapipartners.com

How can I obtain additional copies of these materials or copies of other documents? Complete copies of this Proxy Statement and Annual Report are also available at: www.okapivote.com/REEDS.

You may also contact Okapi Partners for additional copies. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

How can I provide my comments to the company? We urge you to let us know your comments about the company or to bring a particular matter to our attention by writing directly to us at Reed’s, Inc., 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Thomas J. Spisak, Chief Financial Officer and Secretary.

How many votes are needed to have the proposals pass? The affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter at the Annual Meeting is required to elect the directors (Proposal No. 1) and to approve Proposal Nos. 2 and 4. The affirmative vote of the majority of votes outstanding and entitled to vote at the Annual Meeting is required to approve Proposal Nos. 3 and 5, effecting amendments to the company’s certificate of incorporation.

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How are the votes counted? You will have one vote for each share of our common stock that you owned on the record date. If the proxy card is properly executed and returned prior to the Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If a proxy card is unmarked, or if you indicate no vote, the shares of common stock it represents will be voted FOR Proposal No. 1, the election of directors recommended by the board, FOR Proposal No. 2, the adoption of the Reed’s, Inc. 2020 Equity Incentive Plan, FOR Proposal No. 3 amendment of Reed’s certificate of incorporation to increase the authorized shares of common stock, FOR Proposal No. 4, ratification of the appointment of Weinberg & Company, P.A. as the company’s independent registered public accounting firm and FOR Proposal No. 5, approval of the amendment to Reed’s certificate of incorporation to effect the Reverse Stock Split.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Abstentions. In all matters abstentions have the same effect as votes “AGAINST” the matter. Abstentions will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the annual meeting.

Broker Non-Votes. Whether a proposal is considered a “routine” matter or a “non-routine” matter is subject to the interpretation of certain rules that are applicable to brokers. NASDAQ Rule 2251 currently governs when NASDAQ members may vote shares held for customers by adopting the FINRA Rules. The FINRA rule, in turn, currently prohibits members from voting any uninstructed shares, but also permits the member to follow the rules of another self-regulatory organization of which the broker is a member, such as NYSE, instead, provided that the records of the member clearly indicate the procedure it is following. Proposal Nos. 3, 4 and 5 are considered “routine” matters under NYSE guidelines and, as such, any NYSE member broker who has received no instructions from its clients and participates in discretionary voting will have discretion to vote its clients’ uninstructed shares on Proposals Nos. 3, 4 and 5. For that reason, if you are a beneficial holder and you wish to vote “for,” “against” or “abstain” from Proposals Nos. 3, 4, and 5 and your broker is an NYSE member that participates in discretionary voting, you will have to provide your broker with such an instruction. Otherwise, your broker may vote in its discretion on these proposals. On the other hand, a broker is not entitled to vote shares held for a beneficial owner on non-routine items contained in the remaining proposals, Proposals Nos. 1 and 2. A “broker non-vote” occurs when a broker cannot vote on a matter without instructions from the beneficial holder and such instructions are not received.

Quorum. A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the Annual Meeting. As of November 10, 2021 we had 93,729,329.95 shares of common stock outstanding. The number of shares required to be represented in person or by proxy at the Annual Meeting to constitute a quorum is 46,864,666.

How would my proxy be voted on other matters? The persons named on the proxy card will have discretionary authority to vote on business other than Proposals 1-5 as may properly come before the Annual Meeting.

Who will pay for the costs involved in the solicitation of proxies? This Proxy Statement is furnished in connection with the solicitation of proxies by the board of Reed’s. Reed’s will pay all costs of preparing, assembling, printing and distributing the proxy materials. Copies of proxy materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. Our employees, officers and directors may, for no additional compensation, solicit proxies on behalf of the board through the mail, in person and by telecommunications. Upon request, we will reimburse brokerage firms and other record holders for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

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Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon? There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

Where can I find the voting results of the Annual Meeting? We expect to announce preliminary voting results at the Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days of the Annual Meeting, and that Form 8-K will be available on our website at http://reedsinc.com/investors/sec-filings/.

IMPORTANT

Please promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL NO. 1–	Election of John J. Bello, Norman E. Snyder, Jr., Lewis Jaffe, James C. Bass, Louis Imbrogno, Jr. and Rhonda Kallman to serve a one-year term as directors until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification

Our bylaws provide that the number of directors on the board shall be not less than one or more than nine. The board is empowered to fix the number of directors from time to time and it is currently set at six. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Governance Committee of the board nominated, and the board approved the nominations of, six persons to serve as directors until the 2022 annual meeting, or until each director’s successor is elected and qualified. Each of the nominees has agreed to continue to serve if elected. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the board to fill any vacancy. Additionally, the board may elect additional members of the board to fill any additional vacancies.

The nominees are as follows:

Name	Age	Position
John J. Bello	75	Chairman
Norman E. Snyder, Jr.	60	Director, Chief Executive Officer
Lewis Jaffe	64	Director
James C. Bass	69	Director
Louis Imbrogno, Jr.	76	Director
Rhonda Kallman	60	Director

Business Experience of Nominees

John J. Bello has served as Reed’s board Chairman since his election on November 29, 2016 and is Reed’s sales and marketing expert. Mr. Bello also served as Reed’s Interim Chief Executive Officer of the company from September 30, 2019 through February 29, 2020. Since 2001, Mr. Bello has been the Managing Director of JoNa Ventures, a family venture fund. From 2004 to 2012 Mr. Bello also served as Principal and General Partner at Sherbrooke Capital, a venture capital group dedicated to investing in leading, early stage health and wellness companies. Mr. Bello is the founder and former CEO of South Beach Beverage Company, the maker of nutritionally enhanced teas and juices marketed under the brand name SoBe. The company was sold to PepsiCo in 2001 for $370 million and in the same year Ernst and Young named Mr. Bello National Entrepreneur of the Year in the consumer products category for his work with SoBe. Before founding SoBe, Mr. Bello spent fourteen years at National Football League Properties, the marketing arm of the NFL and served as its President from 1986 to 1993. As the President, Mr. Bello has been credited for building NFL Properties into a sports marketing leader and creating the model by which every major sports league now operates. Prior to working for the NFL, Mr. Bello served in marketing and strategic planning capacities at the Pepsi Cola Division of PepsiCo Inc. and in product management roles for General Foods Corporation on the Sanka and Maxwell House brands. As a board chair, Mr. Bello has also worked with IZZE in brand building, marketing and strategic planning capacities. That brand was also sold to PepsiCo.

Mr. Bello earned his BA from Tufts University, cum laude, and received his MBA from the Tuck School of business at Dartmouth College as an Edward Tuck Scholar. Mr. Bello is extensively involved in non-profit work and currently serves as a Tufts University Trustee and advisory board member (athletics) and the Veteran Heritage Project in Scottsdale, Arizona. Mr. Bello also serves on the board of Rockford Fosgate, a seller of OEM audio equipment, and is executive director of Eye Therapies which has licensed its technology to Bausch and Lomb, who markets a redness reduction eye drop under the Lumify brand name.

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Lewis Jaffe is our board’s governance expert, has served as a director of Reed’s since his appointment on October 19, 2016, and is Chairman of the Governance Committee. Since August 2014, Mr. Jaffe has been teaching as an Executive-in-Residence and Clinical Faculty at the Fred Kiesner Center for Entrepreneurship, Loyola Marymount University. Since January 2010 Mr. Jaffe has served as Chairman of the board for FitLife Brands Inc. (FTLF:OTCBB) and serves on its audit, compensation and governance committees. Since 2006 he has served on the board of directors of York Telecom, a private equity owned company, and serves on its compensation and governance committees. From 2006 to 2008 Mr. Jaffe was Interim Chief Executive Officer and President of Oxford Media, Inc. Mr. Jaffe has also served in executive management positions with Verso Technologies, Inc., Wireone Technologies, Inc., Picturetel Corporation, and he was also previously a Managing Director of Arthur Andersen. Mr. Jaffe was the co-founder of MovieMe Network. Mr. Jaffe also served on the board of directors of Benihana, Inc. as its lead independent director from 2004 to 2012.

Mr. Jaffe is a graduate of the Stanford Business School Executive Program, holds a Bachelor of Science from LaSalle University and holds a Master’s Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing program.

James C. Bass was elected to the board by the company’s stockholders on September 29, 2017. He is the company’s audit committee financial expert and serves as Chairman of the Audit Committee. is a seasoned Senior Level Financial Executive with diversified management experience in the consumer products, high technology and entertainment industries. From 1996 to July 2017 Mr. Bass served as Senior Vice President and Chief Financial Officer at Sony Interactive Entertainment America, LLC in San Mateo, CA. Over his years at Sony, Mr. Bass became responsible for all financial operations and business performance, including information technology and facility management. Mr. Bass possesses a strong understanding of the retail sales environment and regulatory processes and has focused productively at Sony on inventory control and receivables management. Prior to his current tenure at Sony in San Mateo, Mr. Bass was Vice President of Finance for Sony in New York, New York. There he focused on winding down non-profitable ventures, building in-roads for future growth and identifying “back office” requirements of the worldwide division. Mr. Bass worked as controller for Wang Laboratories from 1991-1993. From 1977-1990, Mr. Bass worked for Bristol-Myers Squibb Company holding positions in finance and management in New York as well as Lisbon, Portugal and Bangkok, Thailand.

Mr. Bass holds a BBA in Accounting and Financial Management from Pace University and was awarded his CPA certification in New York in 1977.

Louis Imbrogno, Jr. was appointed to the board on August 7, 2019. Mr. Imbrogno joins the board after a 40-year tenure with PepsiCo, from 1968-2009, bringing extensive expertise in beverage supply chain and management. At PepsiCo he served in a variety of field operating assignments and staff positions including the role of Senior Vice President of Worldwide Technical Operations. In this role he was responsible for Pepsi-Cola’s worldwide beverage quality, concentrate operations, research & development and contract manufacturing, reporting directly to the heads of Pepsi-Cola North America and PepsiCo Beverages International. Since Mr. Imbrogno’s retirement from PepsiCo, he has consulted for multiple companies, including PepsiCo.

Mr. Imbrogno holds a BBA in accounting from Pace University and an MBA from Wharton.

Rhonda Kallman is the founder of Boston Harbor Distillery, LLC, makers of craft whiskey, gin, rum, liqueurs and other inventive spirits, and has served as its Chief Executive Officer since 2012. In 1984, she co-founded The Boston Beer Company (NYSE: SAM) and served as EVP, overseeing sales & marketing as well as the company’s human capital. Kallman was instrumental in paving the way for craft beer acceptance by making it available throughout the US while educating consumers on American craft beer superiority. In addition, as the pioneering women in the beer industry, she was able to lead the way for other women to earn the respect and credibility they deserve.

Committee Membership

Subject to election of the director nominees at the Annual Meeting, composition of the committees of the board will be as follows: [●]

Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter is required for the election of directors. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the election of these nominees.

The board unanimously recommends a vote “FOR” the election of John J. Bello, Norman E. Snyder, Jr. Lewis Jaffe, James C. Bass, Louis Imbrogno, Jr. and Rhonda Kallman as directors.

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CORPORATE GOVERNANCE

We are committed to having sound corporate governance principles. We believe that such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. There have been no changes to the procedures by which stockholders may recommend nominees to our board.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all stockholders. When considering potential director candidates, the board also considers the candidate’s character, judgment, diversity, age and skills, including financial literacy and experience in the context of our needs and the needs of the board.

Board and Committee Independence

The board, upon recommendation from the Governance Committee, determined that each of Lewis Jaffe, James C. Bass, Louis Imbrogno, Jr. and Rhonda Kallman is an “independent director” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market Rules (the “NASDAQ Rules”). Independence of board members is re-evaluated by the board annually. We intend to maintain at least a majority of independent directors on our board in the future.

The board determined, upon recommendation from the Governance Committee, that members of the Audit Committee are independent under the additional requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”). In addition, the board determined that (i) none of the Audit Committee members have participated in the preparation of the financial statements of the company at any time during the past three years and (2) Audit Committee members are able to read and understand fundamental financial statements. Additionally, we intend to continue to have at least one member of the Audit Committee whose experience or background results in the individual’s financial sophistication.

The board determined, upon recommendation from the Governance Committee, that members of the Governance Committee are independent under the additional independence requirements for members of the Governance Committee under Rule 10C-1 under the Exchange Act and meet the qualifications of “non-employee directors” for the purposes of Section 16 of the Exchange Act. When considering the sources of a director’s compensation for this purpose, the board considers whether the director receives compensation from any person or entity that would impair the director’s ability to make independent judgments about the company’s executive compensation. Similarly, when considering any affiliate relationship a director has with the company, in determining independence for purposes of Governance Committee service, the board considers whether the affiliate relationship places the director under the direct or indirect control of the company or its senior management, or creates a direct relationship between the director and members of senior management, in each case of a nature that would impair the director’s ability to make independent judgments about the company’s executive compensation.

Code of Ethics

Our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer, are bound by a Code of Ethics that complies with Item 406 of Regulation S-B of the Exchange Act. The board also adopted a Code of Business Conduct and Ethics that applies to all of the company’s directors, officers and employees. Our Code of Business Conduct and Ethics is posted on our website at www.reedsinc.com.

Hedging, Pledging and Insider Trading Policies

We do not have practices or policies relating to employees (including officers) or directors engaging in hedging in our securities.

Board Structure and Committee Composition

As of the date of this Proxy Statement, board has six directors and the following four standing committees: an Audit Committee, a Compensation Committee, a Governance Committee and an Operations Committee. The Audit Committee, Compensation Committee and Governance Committee were formed in January 2007. The Operations Committee was formed in May 2017. The board has determined that each member of our Audit Committee, Compensation Committee and Governance Committee is and “independent director” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market Rules. The board has adopted a written charter for each of the Audit Committee, Compensation Committee and Governance Committee that address the make-up and functioning of the board. The board also adopted a Code of Business Conduct and Ethics that applies to all of the company’s directors, officers and employees. The committee charters are posted on our website at www.reedsinc.com.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors and audits of financial statements. Specific responsibilities include the following:

●	selecting, hiring and terminating our independent auditors;
●	evaluating the qualifications, independence and performance of our independent auditors;
●	approving the audit and non-audit services to be performed by our independent auditors;
●	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;
●	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

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●	reviewing with management and our independent auditors, any earnings announcements and other public announcements regarding our results of operations; and
●	preparing the audit committee report that the SEC requires in our annual proxy statement.

Our Audit Committee is comprised of Lewis Jaffe, Scott R. Grossman and James C. Bass. James C. Bass serves as Chairman of the Audit Committee. We have determined James C. Bass meets SEC requirements of an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002, Section 407(b).

Compensation Committee. Our Compensation Committee assists our board in determining and developing plans for the compensation of our officers, directors and employees. Our Compensation Committee is comprised of Lewis Jaffe, James C. Bass and Scott R. Grossman. Scott R. Grossman serves as Chairman of our Compensation Committee. In affirmatively determining the independence of a director who will serve on the Compensation Committee, our Governance Committee and board considered all factors specifically relevant to whether the director has a relationship to the company which is material to the director’s ability to be independent from management in connection with the duties of a committee member, including, without limitation: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the company; and (2) whether the director is affiliated with the company, or an affiliate of the company. Specific responsibilities include the following:

●	approving the compensation and benefits of our executive officers;
●	reviewing the performance objectives and actual performance of our officers; and
●	administering our stock option and other equity compensation plans.

The Compensation Committee’s compensation objectives are to attract and retain highly qualified individuals with a demonstrated record of achievement, reward past performance, provide incentives for future performance and align the interests of the Named Executive Officers with the interests of our stockholders.

Governance Committee. Our Governance Committee assists the board by identifying and recommending individuals qualified to become members of our board, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Our Governance Committee is currently comprised of Lewis Jaffe and Scott R. Grossman. Lewis Jaffe serves as Chairman of the Governance Committee.

Specific responsibilities include the following:

●	evaluating the composition, size and governance of our board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;
●	establishing a policy for considering stockholder nominees for election to our board; and
●	evaluating and recommending candidates for election to our board.

The Governance Committee specifically reviews the qualifications of each candidate for election or re-election. For incumbent directors, this review includes the director’s participation in and contributions to the activities of the board, the director’s independence and past meeting attendance and whether the director’s skills and expertise continue to align with the company’s business strategy. After the Governance Committee evaluates all candidates for director, it presents its recommendation to the board.

Before they are nominated, each candidate for election and each incumbent director standing for re-election must consent to stand for election or re-election and provide certain representations required under our bylaws.

Operations Committee. Our Operations Committee assists the board in fulfilling its oversight responsibilities for matters relating to the company’s operations, particularly those aspects which are most likely to affect stockholder value. Our Operations Committee is currently comprised of John J. Bello and Lewis Jaffe. In furtherance of this purpose, the Operations Committee has the following general oversight responsibilities:

●	reviewing and providing strategic advice and counsel to the company regarding the business operations; and
●	presenting to the board an independent assessment of the company’s business operations as it relates to strategic initiatives.

Board and Committee Meetings

During the 2020 fiscal year, members of the board met four times in routine meetings and 15 times in special meetings. A majority of the directors and a majority of the independent directors attended all meetings. Each member of a committee of our board attended at least 75% of their respective committee meetings during the period of service.

In 2020, all directors standing for re-election attended the annual meeting, which was conducted in a virtual-only format.

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The company does not have a policy for board meeting or committee meeting attendance because, pursuant to our Bylaws, members constituting a majority of directors constitute a quorum for meetings of the board and a majority of our directors, including a majority of the independent directors, regularly attend all meetings.

Attendance of Board Members at Annual Stockholders’ Meeting

The company does not have a policy for attendance of board members at annual meetings of stockholders.

Leadership Structure

The business of our company is managed under the direction of the board, whose members are elected by the company’s stockholders. The basic responsibility of the board is to lead the company by exercising its business judgment to act in what each director believes to be in the best interests of the company and its stockholders. Our Chairman and Chief Executive Officer positions are separate. Our board believes that separating Chairman and Chief Executive Officer positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. We believe that this leadership structure enhances the accountability of the Chief Executive Officer to the board, strengthens the board’s independence from management and benefits independent risk oversight of the company’s day-to-day risk management activities.

Risk Oversight

The board is responsible for overseeing management and the business affairs of the company, which includes the oversight of risk. In exercising its oversight, the board allocated some areas of focus to its committees and has retained areas of focus for itself. Pursuant to its charter, the Audit Committee is responsible for assuring that the board is provided the information and resources to assess management’s handling of the company’s approach to risk management. The Audit Committee also has oversight responsibility for the company’s financial risk (such as accounting, finance, internal control and tax strategy), and the Audit Committee or the full board receives and reviews, as appropriate, the reports of the company’s internal auditors regarding the results of their annual company-wide risk assessment and internal audit plan. Reports of all internal audits are provided to the Audit Committee. The Compensation Committee oversees compliance with the company’s executive compensation plans and related laws and policies. The Governance Committee oversees compliance with governance-related laws and policies. Our Operations Committee assists the board in fulfilling its oversight responsibilities for matters relating to the company’s operations, particularly those aspects which are most likely to affect stockholder value. The board as a whole has responsibility for overseeing management’s handling of the company’s strategic and operational risks. Throughout the year, senior management reports to the board the risks that may be material to the company, including those disclosed in the company’s quarterly and annual reports filed with the SEC. The goal of these processes is to achieve serious and thoughtful board-level attention to the nature of the material risks faced by the company and the adequacy of the company’s risk management process and system. While the board recognizes that the risks which the company faces are not static, and that it is not possible to mitigate all risk and uncertainty all of the time, the board believes that the company’s approach to managing its risks provides the board with the proper foundation and oversight perspective with respect to management of the material risks facing the company.

Executive Sessions of Non-Management and Independent Directors

Executive sessions of the board in which management directors and other members of management do not participate are required to meet at least twice annually to review and evaluate the performance of the board and to evaluate the performance and approve the compensation of the Chief Executive Officer. In practice, our board typically meets in executive session during each routine board meeting. Non-management directors must preside at executive sessions, although the same director is not required to preside at all executive sessions. Presiding directors are chosen at the time of the meeting.

During 2020, the company’s non-management directors, all of whom are considered to be “independent” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market Rules and within the meaning of the Sarbanes Oxley Act of 2002, Section 301(3), met in executive sessions of the board in which management directors and other members of management did not participate four times.

At each audit committee meeting, the independent board members are afforded time to ask questions of the auditors and/or hold private discussions without the company management present.

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Stockholder Communications with Our Board of Directors

Our board established a process for stockholders to communicate with the board or with individual directors. Stockholders who wish to communicate with our board or with individual directors should direct written correspondence to our principal executive offices located at 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Thomas J. Spisak, Chief Financial Officer and Secretary. Any such communication must contain:

●	a representation that the stockholder is a holder of record of our capital stock;

●	the name and address, as they appear on our books, of the stockholder sending such communication; and

●	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

Our Chief Financial Officer will forward such communications to our board or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Chief Financial Officer has the authority to discard the communication or to take appropriate legal action regarding such communication.

Nomination of Directors

Our Governance Committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. In addition, our Governance Committee strives to ensure that at least one director meets the criteria for an “audit committee financial expert” as defined by SEC rules and that at least 50% of the directors comprising the board meet the definition of “independent director” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market Rules. Further our Governance Committee is committed to actively seeking out highly qualified women and individuals from minority groups to include in the pool from which board nominees are chosen.

In addition to the above considerations, the Governance Committee considers criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other board seats; and willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the board. The Governance Committee considers these same criteria for candidates regardless of whether the candidate was identified by the Governance Committee, by stockholders, or any other source.

The Governance Committee :

●	oversees searches for and identifies qualified individuals for membership on the board;
●	develops a pool of potential director candidates for consideration in the event of a vacancy on the board;
●	recommends to the board criteria for board and board committee membership, including, without limitation, judgment, diversity, age, skills, background and experience, and shall recommend individuals for membership on board and directors for appointment to the committees of the board. In making its recommendations, the committee shall:

review candidates’ qualifications for membership and continuation on the board or a committee of the board (including a determination as to the independence of the candidate) based on the criteria established by the board;
periodically review the composition of the board and its committees in light of the current challenges and needs of the board and each committee, and determine whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience;
consider rotation of committee members and committee Chairmen; and
consider any other factors that are set forth in company’s Corporate Governance Guidelines or are deemed appropriate by the committee.

The Governance Committee considers qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the requisite information to the Governance Committee at the address indicated herein under the heading “Stockholder Communications with Our board of Directors.” Any recommendations submitted to the Chairman should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation and must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of Reed’s, if elected.

The Governance Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Governance Committee. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Governance Committee determines which candidate(s) to recommend to the board to submit for election at the next stockholder meeting. The Governance Committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Our goal is to seek to achieve a balance of knowledge and experience on our board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criterion for nominees. To date, we have not paid any third parties to assist us in finding director nominees.

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Audit Committee Report

Our Audit Committee Charter is available on our website at: www.reedsinc.com. The Audit Committee is comprised of independent directors.

Notwithstanding anything to the contrary set forth in any of the company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be deemed to be “soliciting material,” is not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing except to the extent that the company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The primary purpose of the Audit Committee is to assist the board in fulfilling its oversight responsibilities with respect to matters involving the accounting, financial reporting and internal control functions of the company. The Audit Committee has sole authority to select the company’s independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm and other financial professional services providers. These services may include audit services, audit-related services, tax services and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The company’s independent registered public accounting firm and management report annually to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed.

Management is responsible for preparing the company’s financial statements so that they comply with generally accepted accounting principles and fairly present the company’s financial condition, results of operations and cash flows; issuing financial reports that comply with the requirements of the SEC; and establishing and maintaining adequate internal control structures and procedures for financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In furtherance of its role, the Audit Committee has an annual agenda, which includes periodic reviews of the company’s internal control and of areas of potential exposure for the company such as litigation matters. The Audit Committee meets at least quarterly and reviews the company’s interim financial results and earnings releases prior to their publication.

In this context, the Audit Committee has reviewed and discussed with management (i) the audited financial statements of the company for the fiscal year ended December 31, 2020, (ii) the company’s evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2020 and (iii) the related opinions by the company’s independent registered public accounting firm. The Audit Committee also has discussed with Weinberg & Company, P.A. (“Weinberg”) the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as currently in effect. The audit committee also has received written disclosures and a letter from Weinberg required by applicable requirements of the Public Company Accounting Oversight Board regarding Weinberg’s communications with the Audit Committee concerning independence and has discussed Weinberg’s independence with Weinberg. Based on review and these discussions, recommended to the board of directors that the audited financial statements be included in the company’s annual report on Form 10–K for the fiscal year ended December 31, 2020 for filing with the Securities Exchange Commission.

The Audit Committee of the Board of Directors
Chairman and Audit Committee Financial Expert, James C. Bass
Lewis Jaffe
Scott R. Grossman

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Certain Relationships and Related Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship between Reed’s and one of our executive officers, directors, director nominees or 5% or greater stockholders (or their immediate family members), each of whom we refer to as a “related person,” in which such related person has a direct or indirect material interest. If a related person proposes to enter into such a transaction, arrangement or relationship, defined as a “related party transaction,” the related party must report the proposed related party transaction to our Chief Financial Officer. The policy calls for the proposed related party transaction to be reviewed and, if deemed appropriate, approved by the Governance Committee. Our Governance Committee is comprised of Lewis Jaffe and Scott R. Grossman. Mr. Jaffe serves as Chairman. The board of directors has determined all of the members of the Governance Committee are independent under the rules of the Nasdaq Stock Market, LLC. If practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Governance Committee will review, and, in its discretion, may ratify the related party transaction. Any related party transactions that are ongoing in nature will be reviewed annually at a minimum. The related party transactions listed below were reviewed by the full board of directors. The Governance Committee will review future related party transactions.

The following includes a summary of transactions since the beginning of fiscal 2020 or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to or better than terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Transactions with California Custom Beverage, LLC (“CCB”)

On December 31, 2018, after completion of bidding process, Reed’s sold its beverage manufacturing equipment and private label beverage business for a purchase price of $1.25 million pursuant to an asset purchase agreement of the same date with California Custom Beverage, LLC (“CCB”), an entity owned by Christopher J. Reed, founder, Chief Innovation Officer and director of Reed’s. Mr. Reed obtained debt financing from a commercial bank, PMC Financial Services, LLC, in the amount of $1,050,000. In addition, in support of the transaction, a group of current Reed’s stockholders, including Chairman John J. Bello and certain institutional investors, purchased 350,000 shares of common stock of REED from Christopher J. Reed at $2.00 per share, in a private transaction exempt from the registration requirements of the Securities Act of 1933. The pricing was based on the higher of $2.00 per share or a 10% discount to the 5-day volume weighted average price ending December 28, 2018.

As part of the transaction, CCB assumed the monthly payments on our lease obligation for the Los Angeles manufacturing plant. Our release from the obligation by the lessor, however, is dependent upon CCB’s deposit of $1.2 million of security with the lessor. The deposit is secured by Mr. Reed’s pledge of common stock to the lessor and guaranteed personally by Mr. Reed and his wife. As of December 31, 2020, $800 has been deposited with the lessor and Mr. Reed has placed approximately 363,000 pledged shares valued at $338 that remain pledged in in escrow in favor of lessor.

The plant equipment was sold to CCB on an “as-is, where is” basis. In addition, the parties entered into a 3-year co-packing contract for the production of Reed’s beverages in glass bottles at prevailing West Coast market rates. Certain transitional services were provided by Reed’s to CCB for 30 days. The transaction documents also contain customary protections for intellectual property, indemnification and non-competition provisions.

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Beginning in 2019, we began receiving a 5% royalty on CCB’s private label sales to existing customers for three years and a 5% referral fee on CCB’s private label sales to referred customers for three years. During the year ended December 31, 2020, the Company recorded royalty revenue from CCB of $98. During the year ended December 31, 2019, the Company recorded royalty revenue from CCB of $128.

At December 31, 2019, the Company had royalty revenue receivable from CCB of $128. In addition, at December 31, 2019, the Company has outstanding receivable from CCB of $228 consisting of inventory advances to CCB. The aggregate receivable from CCB at December 31, 2019 was $356. During the year ended December 31, 2020, the Company recorded royalty revenue receivable of $98, advanced inventory and equipment of $381, and reduced CCB receivable by $153 and reducing CCB payable of $153, leaving an aggregate receivable balance of $682 at December 31, 2020.

At December 31, 2020 and December 31, 2019, the Company had accounts payable due to CCB of $557 and $182, respectively.

Settlement of Secured Convertible Subordinated Non-redeemable Note with Raptor/ Harbor Reeds SPV, LLC

On December 11, 2020, we entered into a Satisfaction, Settlement and Release Agreement (“Satisfaction Agreement”) with Raptor/ Harbor Reeds SPV, LLC (“Raptor”) satisfying all of our obligations to Raptor as our junior secured lender. Raptor is a related party. Daniel J. Doherty III, a former director of Reed’s, is a principal and member of Raptor. The transaction was completed on December 15, 2020.

Prior to this transaction, our obligation under that certain Senior Secured Amended and Restated Subordinated Convertible Non-Redeemable Secured Note (“Subordinated Note”) dated October 4, 2018 in favor of Raptor, including accrued and unpaid interest through maturity on April 21, 2021, was approximately $5.5 million.

In full satisfaction of the Subordinated Note, including release of collateral, and termination of related junior lender documentation, we (a) paid Raptor $4,250,000 in cash, (b) issued to Raptor a 5-year warrant to purchase 1,000,000 shares of common stock, $0.0001 par value, of Reed’s with an exercise price of $0.644 (“Satisfaction Warrant”), and (c) issued to Raptor 1,339,286 shares of common stock upon conversion of $750,000.00 of the Subordinated Note at the reduced per share conversion price of $0.56.

The Satisfaction Agreement includes a mutual release of liability. The Satisfaction Warrant contains customary protection for stock splits, dividends and reclassifications and provides certain rights in the event of a “Fundamental Transaction” as therein defined. Pursuant to a Registration Rights Agreement (“RRA”) dated December 11, 2020, the company also agreed to file a registration statement registering shares of common stock underlying the warrant for resale, provided however, sales under the registration statement may not commence until the 6th trading day after Reed’s files its Annual Report on Form 10-K for the period ending December 31, 2020 with the Securities Exchange Commission.

Reed’s senior lender, Rosenthal & Rosenthal Inc. (“Rosenthal”), a New York corporation consented to the settlement transaction subject to pay-down by Reed’s of senior credit line obligation to zero, in compliance with terms of existing financing documents, release of collateral securing the Subordinated Note and other customary requirements.

Amendment to Financing Agreement

On March 11, 2021, we entered into an amendment (“Amendment”) to that certain Financing Agreement dated October 4, 2018, as amended or supplemented with our senior secured lender, Rosenthal & Rosenthal, Inc. (“Rosenthal”) releasing that irrevocable standby letter of credit by Daniel J. Doherty, III and Daniel J. Doherty, III 2002 Family Trust in the amount of $1.5 million (“LC”), which served as financial collateral for certain obligations of Reed’s under the Rosenthal credit facility, with a two million dollar ($2,000,000) pledge of securities to Rosenthal by John J. Bello and Nancy E. Bello, as Co-Trustees of THE JOHN AND NANCY BELLO REVOCABLE LIVING TRUST, under trust agreement dated December 3, 2012, evidenced by that certain Pledge Agreement to Rosenthal, and as to which Rosenthal has a first and only perfected security interest by the Securities Account Control Agreement held by securities broker (“Bello Pledge”).

John J. Bello, current Chairman and former Interim Chief Executive Officer of Reed’s, is a related party. He is also a greater than 5% beneficial owner of Reed’s common stock. As consideration for the collateral support, Mr. Bello received 400,000 shares of Reed’s restricted stock.

Other

Lindsay Martin, daughter of a director of the Company, was employed as Vice President of Marketing during the years ended December 31, 2020 and 2019. Ms. Martin was paid approximately $215 and $161, respectively, for her services during the years ended December 31, 2020 and 2019, respectively.

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EXECUTIVE OFFICERS AND DIRECTORS

General

The following section sets forth the names, ages, and current positions with the company held by the executive officers, directors and significant employees. There is no immediate family relationship between or among any of the executive officers or significant employees, and the company is not aware of any arrangement or understanding between any executive officer and any other person pursuant to which he was elected to his or her current position. Reed’s current directors have terms which will end at the next annual meeting of the stockholders or until their successors are elected and qualify, subject to their death, resignation or removal.

Name	Position	Age
Norman E. Snyder, Jr.	Chief Executive Officer, Director	60
Thomas J. Spisak	Chief Financial Officer	54
Neal Cohane	Chief Sales Officer	60
Christopher J. Reed	Chief Innovation Officer	63
John J. Bello	Chairman of the Board, member of the Operations Committee	75
Lewis Jaffe	Director, Chairman of Governance Committee, member of Audit, Operations and Compensation Committees	64
James C. Bass	Director, Chairman of the Audit Committee and member of Compensation Committee	69
Scott R. Grossman (1)	Director, Chairman of the Compensation Committee and member of Audit and Governance Committees	43
Louis Imbrogno, Jr.	Director	76

(1)	Mr. Grossman is retiring from the board effective as of the date of the Annual Meeting.

Business Experience of Directors and Executive Officers

Norman E. Snyder, Jr. was appointed as Chief Executive Officer and director of Reed’s effective March 1, 2020. Prior to his promotion, Mr. Snyder served as Chief Operating Officer of Reed’s from September 2019 through February 29, 2020. Prior to joining Reed’s, Mr. Snyder served as President and Chief Executive Office for Avitae USA, LLC, an emerging premium new age beverage company that markets and sells a line of ready-to-drink caffeinated waters. Prior to Avitae, he served as the President and Chief Operating Officer for Adina For Life, Inc., President and Chief Executive Officer of High Falls Brewing Company, and Chief Financial Officer, and later Chief Operating Officer of South Beach Beverage Company, known as SoBe. In prior experience, Mr. Snyder served as Controller for National Football League Properties, Inc., and in various roles at PriceWaterhouseCoopers during an eight-year tenure. Mr. Snyder earned a B.S. in Accounting from the State University of New York at Albany.

Thomas J. Spisak has served as Chief Financial Officer of Reed’s since December 2019. Prior to joining Reed’s, Mr. Spisak provided financial leadership, including extensive expertise over a broad range of finance functions during his 26 year tenure in the North America region of Diageo, a multinational alcoholic beverage company with net sales over UK £12.9 billion (U.S. $16 billion). Mr. Spisak held numerous positions in multiple divisions of Diageo, most recently serving as Vice President of Finance and Controller of North America. Previously, he held positions of Vice President of Commercial Finance, Director of Business Performance and Senior Finance Director of Marketing and Innovation Decision Support, as well as other roles in finance. Prior to Diageo, Mr. Spisak served at International Masters Publishers, Inc., a private company with publishing activities in 35 countries. Mr. Spisak holds an MBA in International Business from Fairfield University and a Bachelor of Science in Finance from the University of Rhode Island.

Neal Cohane has served as Reed’s Chief Sales Officer since March of 2008 and previously as Vice President of Sales since August 2007. From March 2001 until August 2007, Mr. Cohane served in various senior-level sales and executive positions for PepsiCo, most recently as Senior National Accounts Manager, Eastern Division. In this capacity, Mr. Cohane was responsible for all business development and sales activities within the Eastern Division. From March 2001 until November 2002, Mr. Cohane served as Business Development Manager, Non-Carbonated Division within PepsiCo where he was responsible for leading the non-carbonated category build-out across the Northeast Territory. From 1998 to March 2001, Mr. Cohane spent three years at South Beach Beverage Company, most recently as Vice President of Sales, Eastern Region. From 1986 to 1998, Mr. Cohane spent approximately twelve years at Coca-Cola of New York where he held various senior-level sales and managerial positions, most recently as General Manager New York. Mr. Cohane holds a B.S. degree in Business Administration from Merrimack College in North Andover, Massachusetts.

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Christopher J. Reed founded our company in 1987. Since inception, Mr. Reed has served in the roles of Chairman, President, and Chief Executive Officer, and is currently the company’s Chief Innovation Officer. Mr. Reed has been a non-independent Director since our incorporation in 1991. Mr. Reed also served as Chief Financial Officer during fiscal year 2007 until October 1, 2007 and again from April 17, 2008 to January 19, 2010. Mr. Reed remains a Director of the company with the election of John Bello as Chairman of the Board by fellow Board members. Mr. Reed has been responsible for our design and products, including the original product recipes, the proprietary brewing process and the packaging and marketing strategies. Mr. Reed received a B.S. in Chemical Engineering in 1980 from Rensselaer Polytechnic Institute in Troy, New York.

John J. Bello has served as Reed’s board Chairman since his election on November 29, 2016 and is Reed’s sales and marketing expert. Mr. Bello also served as Reed’s Interim Chief Executive Officer of the company from September 30, 2019 through February 29, 2020. Since 2001, Mr. Bello has been the Managing Director of JoNa Ventures, a family venture fund. From 2004 to 2012 Mr. Bello also served as Principal and General Partner at Sherbrooke Capital, a venture capital group dedicated to investing in leading, early stage health and wellness companies. Mr. Bello is the founder and former CEO of South Beach Beverage Company, the maker of nutritionally enhanced teas and juices marketed under the brand name SoBe. The company was sold to PepsiCo in 2001 for $370 million and in the same year Ernst and Young named Mr. Bello National Entrepreneur of the Year in the consumer products category for his work with SoBe. Before founding SoBe, Mr. Bello spent fourteen years at National Football League Properties, the marketing arm of the NFL and served as its President from 1986 to 1993. As the President, Mr. Bello has been credited for building NFL Properties into a sports marketing leader and creating the model by which every major sports league now operates. Prior to working for the NFL, Mr. Bello served in marketing and strategic planning capacities at the Pepsi Cola Division of PepsiCo Inc. and in product management roles for General Foods Corporation on the Sanka and Maxwell House brands. As a board chair, Mr. Bello has also worked with IZZE in brand building, marketing and strategic planning capacities. That brand was also sold to PepsiCo.

Mr. Bello earned his BA from Tufts University, cum laude, and received his MBA from the Tuck School of business at Dartmouth College as an Edward Tuck Scholar. Mr. Bello is extensively involved in non-profit work and currently serves as a Tufts University Trustee and advisory board member (athletics) and the Veteran Heritage Project in Scottsdale, Arizona. Mr. Bello also serves on the board of Rockford Fosgate, a seller of OEM audio equipment, and is executive director of Eye Therapies which has licensed its technology to Bausch and Lomb, who markets a redness reduction eye drop under the Lumify brand name.

James C. Bass has served as a director since September 29, 2017, is Chairman of the Audit Committee and member of the Compensation Committee. Mr. Bass is retired from the position of Chief Financial Officer and Senior Vice President of Sony Interactive Entertainment America LLC, commonly referred to as the PlayStation business of Sony where he joined in 1995 as Vice President of Finance. Mr. Bass has more than thirty-five years of financial and international management experience and was responsible for all of Sony’s financial operations and controls including general accounting and financial reporting, planning, analysis and systems, treasury and risk management, internal audit, and federal, state and local income taxes. Prior experience includes holding several senior management positions encompassing fourteen years with Bristol-Myers Squibb Company, gaining international experience running operations in parts of Asia and Europe.

Mr. Bass also spent two years at Wang Laboratories as a Divisional Controller. He started his career in New York at the public accounting firm, Haskins and Sells, now Deloitte & Touche. Mr. Bass received a Bachelor of Business Administration degree in accounting and finance from Pace University, New York City. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Lewis Jaffe has served as a director since October 19, 2016, is Chairman of the Governance Committee and a member of the Audit and Compensation Committees. Since August 2014, Mr. Jaffe is an Executive-in-Residence and Clinical Faculty at the Fred Kiesner Center for Entrepreneurship, Loyola Marymount University. He is also a technology futurist, Executive Coach and Public Speaker. Since January 2010 Mr. Jaffe has served on the board of FitLife Brands Inc. (FTLF:OTCBB) and serves on its audit, compensation and governance committees. Since 2006 he has served on the board of directors of York Telecom, a private company, and serves on its compensation and governance committees. From 2006 to 2008 Mr. Jaffe was Interim Chief Executive Officer and President of Oxford Media, Inc. Mr. Jaffe has also served in executive management positions with Verso Technologies, Inc., Wireone Technologies, Inc., Picturetel Corporation, and he was also previously a Managing Director of Arthur Andersen. Mr. Jaffe was the co-founder of MovieMe Network. Mr. Jaffe also served on the Board of Directors of Benihana, Inc. as its lead independent director from 2004 to 2012.

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Mr. Jaffe is a graduate of the Stanford Business School Executive Program, holds a Bachelor of Science from LaSalle University and holds a Master’s Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing program.

Scott R. Grossman has served as a director since September 29, 2017, serves as Chairman of the Compensation Committee and is also a member of the Audit and Governance Committees. Mr. Grossman has nearly two decades of investing and advisory experience in both public and private companies undergoing significant change. Mr. Grossman is the founder and CEO of Vindico Capital LLC, a value-oriented investment firm that invests in public company transformations in partnership with management. Prior to Vindico, Mr. Grossman was a Senior Portfolio Manager at Magnetar Capital, a $13 billion multi-strategy alternative asset manager, which he first joined in 2006. Prior to Magnetar, Mr. Grossman worked at Soros Fund Management in its Private Equity division and Merrill Lynch in its investment banking group. In addition, Mr. Grossman is a non-operating partner and current Board Member at Zeitguide. Mr. Grossman received an MBA from the Stanford Graduate School of Business and a BA from Columbia University where he majored in economics.

Mr. Grossman is resigning from the board of directors of Reed’s and is not standing for re-election at the Annual Meeting.

Louis Imbrogno, Jr. has served as a director since August 2019. He served a 40-year tenure at PepsiCo, bringing extensive expertise in beverage supply chain and management. At PepsiCo he served in a variety of field operating assignments and staff positions including the role of Senior Vice President of Worldwide Technical Operations. In this role he was responsible for Pepsi-Cola’s worldwide beverage quality, concentrate operations, research & development and contract manufacturing, reporting directly to the heads of Pepsi-Cola North America and PepsiCo Beverages International. Since Imbrogno’s retirement from PepsiCo, he has consulted for multiple companies including PepsiCo.

Legal Proceedings

In 2014, Louis Imbrogno, Jr. served as Chief Executive Officer of Constar International, Inc. for a six-month period during a bankruptcy proceeding and subsequent sale in a court administered public auction. He was not an executive officer of the company prior to the initiation of the bankruptcy proceedings.

Except as described above, to the best of our knowledge, none of our executive officers or directors are parties to any material proceedings adverse to Reed’s, have any material interest adverse to Reed’s or have, during the past ten years been subject to legal or regulatory proceedings required to be disclosed hereunder.

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Code of Ethics

Our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer, are bound by a Code of Ethics that complies with Item 406 of Regulation S-B of the Exchange Act. Our Code of Ethics is posted on our website at www.reedsinc.com.

EXECUTIVE COMPENSATION

The following table summarizes all compensation for fiscal years 2020 and 2019 earned by our “Named Executive Officers” during the reported periods:

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	All Other Compensation (2)	Total
Norman E. Snyder, Jr.	2019	$59,776	-	-	$62,610	$122,386
Chief Executive Officer (Former Chief Operating Officer)	2020	$308,782	$157,500	$121,500	$14,353	$602,135

John J. Bello	2019			$127,200	$104,167	$231,367
(Former Interim Chief Executive Officer, Chairman) (3)	2020			$177,758	$104,167	$281,925

Thomas J. Spisak	2019	$20,833	$-	-	$-	$20,833
Chief Financial Officer	2020	$253,847	$67,500	-	$3,488	$324,835

Neal Cohane	2019	$210,000			$3,000	$213,000
Chief Sales Officer	2020	$213,231	$66,150		$11,656	$291,037

(1) The amounts represent the fair value for share-based payment awards issued during the year. The award is calculated on the date of grant in accordance with Financial Accounting Standards.

(2) Other compensation includes both cash payments and the estimated value of the use of company assets.

(3) Mr. Bello served as Interim Chief Executive Officer from September 30, 2019 through February 29, 2020. His director compensation was suspended during the period as his service as Interim Chief Executive Officer. Director compensation of $37,500 and consulting fees of $66,667. Mr. Bello was issued 200,000 RSAs as compensation for his services as Interim Chief Executive Officer on February 25, 2020 for his service from September 30, 2019 through February 29, 2020. Pro-rata portion of this award earned during 2019 is included in this table. Mr. Bello’s 2020 Director fees and compensation are also reported under the Director Compensation Table.

Employment Agreements

Norman E. Snyder, Jr.

The board appointed Mr. Snyder to the office of Chief Operating Officer, effective March 1, 2020. Mr. Snyder succeeded John J. Bello who served as Interim Chief Executive Officer from September 30, 2019 through February 29, 2020. The board granted Mr. Snyder a one-time bonus of 150,000 RSAs vesting March 1, 2020, subject to the conditions and limitations of Reed’s Second Amended and Restated 2017 Incentive Compensation Plan, in conjunction with his promotion. Pursuant his employment agreement, on February 25, 2020, he received an equity award of 446,000 stock options, one-half scheduled to vest in equal increments on an annual basis for four years and remainder to vest based on performance criteria to be determined by the board of directors (or Compensation Committee). Mr. Snyder’s performance-based cash bonus was set at a target amount of 30% of base salary for the term of his service as Chief Operating Officer. The agreement provided for acceleration of equity grants triggered by a “change of control”, as defined in the agreement and contains confidentiality, invention assignment and non-solicitation covenants. Mr. Snyder is also eligible to participate in the company’s benefit plans available to its executive officers.

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On June 24, 2020, we entered into an amended and restated employment agreement with Norman E. Snyder, Jr. reflecting his promotion to Chief Executive Officer on March 1, 2020. The term of the agreement continues through March 1, 2023 and will automatically renew for an additional one-year term, unless earlier terminated or unless notice of non-renewal is submitted by either party 90 days in advance. Pursuant to the agreement, Mr. Snyder’s base salary of $300,000 per year increased to $350,000 on September 30, 2020 based on satisfaction of certain objectives and to $360,500 on March 1, 2021. Mr. Snyder is also eligible to receive a performance-based cash bonus at a target amount of 50% of his base salary in effect. He is also eligible to participate in Reed’s other benefit plans available to its executive officers. The agreement provides for acceleration of equity grants triggered by a “change of control”, as defined in the agreement and contains customary, non-competition, confidentiality, invention assignment and non-solicitation covenants. Mr. Snyder is also entitled to six months’ severance benefits in the event of termination without cause by Reed’s or for good reason by Mr. Snyder, subject to execution of a release.

John J. Bello

On February 19, 2020 the board of directors granted John Bello 200,000 RSAs, vesting March 1, 2020, as compensation for his services as Interim Chief Executive from September 30, 2019 through February 29, 2020.

Thomas J. Spisak

We entered into an at-will employment agreement with Thomas J. Spisak to serve as the Chief Financial Officer of Reed’s, effective December 2, 2019. The agreement may be terminated by the Company or Mr. Spisak, with or without notice and with or without cause, pursuant to the terms of the agreement. Mr. Spisak’s base annual base salary was increased to $257,500 from $250,000 effective March 1, 2020. Mr. Spisak is also eligible to receive performance-based cash bonus at a target amount of 30% of his base salary. Pursuant to his employment agreement, Mr. Spisak received an initial equity award of 150,000 incentive stock options and 150,000 restricted stock awards on March 3, 2020, one-half of the award (75,000 options and 75,000 restricted stock awards) vesting in equal increments on an annual basis for four years and the remainder (75,000 options and 75,000 restricted stock awards) vesting based on performance criteria to be determined by the board of directors or Compensation Committee. Mr. Spisak is also eligible to participate in Reed’s other benefit plans available to its executive officers. The agreement contains customary confidentiality, non-competition and invention assignment covenants.

Current Salary Arrangements of Other Executive Officers

Neal Cohane receives an annual salary which increased from $210,000 to $250,000 on March 1, 2021 with a 30% bonus target, and he is eligible to participate in benefits offered by the company to its executive officers.

Christopher J. Reed receives an annual salary of $113,500.

Change-in-Control Provisions

It is our general policy that awards that vest over a term greater one-year include provisions for acceleration upon a change-in-control.

Our 2017 Plan provides the consequences of a change-in-control provisions may be set forth in individual award agreements. For purposes of the 2020 Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the company’s common stock, (b) the acquisition within a twelve-month period of 30% or more of the Company’s common stock, (c) the replacement of a majority of the board of directors, within a twelve-month period, by directors whose election was not endorsed by the incumbent board, or (d) the acquisition of all or substantially all of the Company’s assets.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding unexercised options and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2020:

Name and Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Norman E. Snyder, Jr.
(Chief Executive Officer, Former Chief Operating Officer)	110,324	167,250	162,362	$0.88	2/25/2030
	25,000	-	-	$0.50	3/25/2030
	55,291	93,750	98,288	$0.70	5/20/2030
	90,675	403,000	302,250	$0.95	9/16/2030

John Bello
Former Interim Chief Executive Officer, Chairman	50,000	-	-	$3.74	9/30/2021	24,590	$14,508
	50,000	-	-	$0.50	3/25/2030

Thomas J. Spisak (Chief Financial Officer)	36,827	56,250	54,914	$0.89	3/2/2030	56,250	$33,188	54,914	$32,399
	10,000	-	-	$0.50	3/25/2030
	84,263	374,500	280,875	$0.95	9/16/2030

Neal Cohane
(Chief Sales Officer)	175,781	46,875	46,875	$1.60	3/28/2028
	44,233	75,000	78,630	$0.70	5/20/2030
	46,294	205,752	154,314	$0.95	9/16/2030

(A)	These options will vest in 2021.
(B)	These options vest 25% per year beginning in 2021.
(C)	These options vest in accordance with performance criteria established by the board of directors.

Director Compensation

The following table summarizes the compensation paid to our non-employee directors for the year ended December 31, 2020:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
John J. Bello(2)	$104,167	$177,758	-	-	-	$281,925
Lewis Jaffe	$37,500	$15,158	-	-	-	$52,658
Daniel J. Doherty, III (3)	$37,500	$15,158	-	-	-	$52,658
James C. Bass	$37,500	$15,158	-	-	-	$52,658
Scott R. Grossman	$37,500	$15,158	-	-	-	$52,658
Louis Imbrogno, Jr.	$37,500	$15,158	-	-	-	$52,658

(1)	The amounts represent the fair value of restricted stock awards granted during the year. The award is calculated on the date of grant in accordance with Financial Accounting Standards, excluding any impact of assumed forfeiture rates.
(2)	Mr. Bello’s 2020 director fees and awards are also reported under the Executive Compensation Table.
(3)	Daniel J. Doherty, III resigned from his position as director effective December 31, 2020.

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Equity Compensation Plan Information

On September 29, 2017, the 2017 Incentive Compensation Plan for 3,000,000 shares was approved by our shareholders. On December 13, 2018 the Amended and Restated 2017 Incentive Compensation Plan was approved by our shareholders increasing the number of shares issuable by 3,500,000 to 6,500,000. On December 16, 2019, the Second Amended and Restated 2017 Incentive Compensation Plan (“2017 Plan”) was approved by our shareholders, increasing the number of shares issuable by 1,000,000 to 7,500,000. On December 21, 2020, the 2020 Equity Incentive Plan (“2020 Plan”) for 8,500,000 shares was approved by our shareholders. The 2020 Plan replaced the 2017 Plan, which will expire by its terms on September 30, 2027. We have discontinued the 2017 Plan and all plans that preceded the 2017 Plan and will not issue any new awards under these prior plans, although awards granted under these plans will remain in effect.

The following table provides information, as of December 31, 2020, with respect to equity securities authorized for issuance under compensation plans:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in
Plan Category	(a)	(b)	Column (a)

Equity compensation plans approved by security holders	9,417,898	$1.19	3,874,048
Equity compensation plans not approved by security holders	-	$-	-
TOTAL	9,417,898	$1.19	3,874,048

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of common stock beneficially owned as of November 25, 2021 for (i) each Named Executive Officer and director, and (ii) all Named Executive officers and directors as a group and (iii) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock. A person is considered to beneficially own any shares (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of November 25, 2021. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of November 25, 2021 is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Unless otherwise indicated, the principal address of each listed executive officer and director is 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851.

Named Beneficial Owner	Number of Shares	Percentage of Shares
Directors and Named Executive Officers	Beneficially Owned	Beneficially Owned
John J. Bello, Chairman	[●]	[●]	%
Norman E. Snyder, Jr., Chief Executive Officer	[●]	[●]	%
Christopher J. Reed, Chief Innovation Officer	[●]	[●]	%
Neal Cohane, Chief Sales Officer	[●]	[●]	%
Thomas J. Spisak, Chief Financial Officer	[●]	[●]	%
Lewis Jaffe, Director	[●]	[●]	%
James C. Bass, Director	[●]	[●]	%
Scott R. Grossman, Director	[●]	[●]	%
Louis Imbrogno, Jr. Director	[●]	[●]	%
Directors and Named Executive Officers (9 persons)	[●]	[●]	%
5% of greater stockholders	[●]	[●]
	[●]	[●]	%
	[●]	[●]	%
	[●]	[●]	%
	[●]	[●]	%

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DELiNQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers and beneficial holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities.

To our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to Reed’s under 17 CFR 240.16a-3(e) during our fiscal year ended December 31, 2020 the following individuals each filed one late Form 4 representing one transaction (unless otherwise noted): Thomas J. Spisak, Norman E. Snyder, Jr., John Bello, Neal Cohane. None of our officers or directors filed Form 5.

PROPOSAL No. 2	Approval of Amendment of the Reed’s Inc. 2020 Equity Incentive Plan

Why We Are Requesting Stockholder Approval to Amend the 2020 Equity Incentive Plan

We are asking stockholders to approve the amendment of the Reed’s, Inc. 2020 Equity Incentive Plan (the “2020 Plan”). We are recommending that shareholders approve the amendment of the 2020 Plan to increase the number of shares available under the Plan from 8,500,000 to 15,000,000 because we believe that the expansion of the 2020 Plan will be essential to our continued success by allowing the company to provide incentives to attract and retain key employees, non-employee directors, and consultants and align their interests with those of our shareholders. Our board believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability. We believe that our stock-based compensation programs are central to this objective.

Stockholders are being asked to approve the amendment to the Plan to authorize the issuance of an additional 6,500,000 shares of our common stock pursuant to awards under the 2020 Plan and to authorize the grant of stock options that qualify for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code. On November [●], 2021, upon the recommendation of the Compensation Committee, and subject to shareholder approval, the board adopted the amended 2020 Plan.

If stockholders approve this Proposal No. 2, subject to adjustment in the event of stock splits and other events, awards may be made under the 2020 Plan for up to the sum of 15,000,000 shares of common stock. As such, the maximum number of shares of common stock that may be covered by options that are designated as “incentive stock options” within the meaning of section 422 of the Code will be increased from 8,000,000 to 14,500,0000 shares of common stock.

We believe that our stock-based compensation programs have been integral to our success in the past and will be important to our ability to succeed in the future. If Proposal No. 2 approving the amendment of the 2020 Plan is not approved by our stockholders, we will be limited to making long-term equity incentive awards out of the 1,320,114 shares currently available under the 2020 Plan. Therefore, we consider approval of the amendment to the 2020 Plan vital to our future success. Accordingly, our board of directors believes approval of the amendment to the 2020 Plan is in the best interests of the company and its stockholders and unanimously recommends a vote “FOR” the approval of the amendment to the 2020 Plan.

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Eligible Participants

Persons eligible to receive awards under the 2020 Plan include officers or employees of the company, directors of the company, and certain consultants and advisors to the company. Currently, approximately 28 non-executive officers and employees of the company, 3 executive officers, no consultants and each of the 5 members of the board who are not employed by the company are considered eligible under the 2020 Plan.

Plan Highlights

The 2020 Plan, as amended, contains provisions that are intended to protect the interests of our shareholders in a manner consistent with our compensation philosophy, including the following (share amounts impacted by the amendment are underlined):

Stock Subject to the 2020 Plan: The maximum number of shares of common stock that may be covered by awards granted under the 2020 Plan shall not exceed 15,000,000 shares of common stock in the aggregate.*

No Evergreen Provision: Shares authorized for issuance under the 2020 Plan are not automatically replenished.

No “Liberal” Change-in-Control Definition: The 2020 Plan does not provide a “liberal” change in control definition, which means that a change in control must actually occur in order for the change-in-control provisions in the 2020 Plan to be triggered.

No Liberal Share Recycling: The 2020 Plan prohibits “liberal share recycling”, which means that shares used to pay the exercise price of a stock option, shares used to satisfy a tax withholding obligation with respect to any award and shares subject to cash-settled awards will not be added back to the 2020 Plan.

No Discounted Stock Options: The 2020 Plan does not permit the use of “discounted” stock options.

No Repricing of Stock Options: The 2020 Plan does not permit the “repricing” of stock options without stockholder approval. This includes a prohibition on cash buyouts of underwater options.

Administered by Independent Committee: The 2020 Plan is administered by the Compensation Committee of the board comprised of independent directors.

Limitation on Incentive Stock Option Grants: Out of such aggregate, the maximum number of shares of common stock that may be covered by options that are designated as “incentive stock options” within the meaning of section 422 of the Code shall not exceed 14,500,0000 shares of common stock.*

Individual Award Limits: The maximum number of shares of common stock that may be covered by stock incentive awards granted under the 2020 Plan to any participant in any calendar year shall not exceed 2,000,000 shares.*

Non-Employee Director Limits: The maximum number of shares of common stock that may be covered by stock incentive awards granted under the 2020 Plan to any non-employee director in any calendar year shall not exceed 500,000 shares.*

No Pledging: Pledging of stock incentive awards is prohibited under the 2020 Plan.

*Subject to adjustments in capital structure as provided in the 2020 Plan.

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A summary of the material terms of the 2020 Plan, as amended, is provided below, and the complete text of the 2020 Plan, as amended, is attached as Appendix A to this proxy statement. The following summary of the 2020 Plan does not purport to be complete and is qualified in its entirety by reference to the terms of the 2020 Plan document.

Summary of the Plan

Awards and Term of the Plan

Awards granted under the 2020 Plan may be in the form of stock options (which may be incentive stock options or nonqualified stock options) or other stock-based awards, such as stock appreciation rights (or “SARs”), restricted stock, restricted stock units and performance shares. No awards may be made under the 2020 Plan after September 16, 2030, or such earlier date as the Board of Directors may terminate the 2020 Plan.

Administration

The Plan will be administered by the Compensation Committee of our board of directors, or by such other committee or subcommittee as may be appointed by our board, and which consists entirely of two or more individuals who are “nonemployee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and “independent directors” within the meaning of applicable stock exchange rules. The Compensation Committee can make rules and regulations and establish such procedures for the administration of the 2020 Plan as it deems appropriate and may delegate any of its authority to one or more directors or employees, to the extent permitted by applicable laws.

Eligibility

The 2020 Plan provides for awards to our officers and employees, non-employee directors and consultants of the company and our subsidiaries who are selected by the Compensation Committee, except that incentive stock options may only be granted to employees. It is currently anticipated that approximately 24 non-executive officers and employees of the company, 4 executive officers, no consultants and each of the 6 members of the board who are not employed by the company will be eligible to receive awards under the 2020 Plan, at the discretion of the Compensation Committee.

Shares Available

The maximum number of shares of our common stock that may be issued or transferred pursuant to awards under the 2020 Plan is 15,000,000 shares. The 2020 Plan’s share reserve is subject to adjustment in certain circumstances as described below. Shares issued under the 2020 Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing. Out of such aggregate, the maximum number of shares of common stock that may be covered by options that are designated as “incentive stock options” within the meaning of section 422 of the Code shall not exceed 14,500,0000 shares of common stock. The maximum number of shares of common stock that may be covered by stock incentive awards granted under the 2020 Plan to any participant in any calendar year shall not exceed 2,000,000 shares. The maximum number of shares of common stock that may be covered by stock incentive awards granted under the 2020 Plan to any non-employee director in any calendar year shall not exceed 500,000 shares. Share limits are subject to adjustment in certain circumstances as described below.

Shares underlying awards that terminate or are forfeited, cancelled or surrendered without the issuance of shares generally will not be counted against the number of shares available for issuance under the 2020 Plan. However, shares subject to awards that are settled in cash, shares used to pay the exercise price of stock options and shares used to pay withholding taxes upon exercise, vesting or payment of an award, will not be added back to the share reserve under the 2020 Plan.

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Stock Options

Subject to the terms and provisions of the 2020 Plan, options to purchase shares may be granted to eligible individuals at any time and from time to time as determined by the Compensation Committee. Options may be granted as incentive stock options or as nonqualified stock options. Of the shares available for issuance under the Plan, 14,500,000 may be issued pursuant to incentive stock options. The Compensation Committee will determine the number of options granted to each recipient. Each option grant will be evidenced by an award agreement that specifies whether the options are intended to be incentive stock options or nonqualified stock options and such additional limitations, terms and conditions as the Compensation Committee may determine.

The exercise price for each stock option may not be less than 100% of the fair market value of a share on the date of grant, and each stock option shall have a term no longer than 10 years. As of November 25, 2021, the closing price of our common stock as reported on The Nasdaq Capital Market was $[●] per share. Stock options granted under the 2020 Plan may be exercised by such methods and procedures as determined by the Compensation Committee from time to time.

The grant of a stock option does not accord the recipient any of the rights of a shareholder, and such rights accrue only after the exercise of the stock option and the registration of shares in the recipient’s name.

Stock Appreciation Rights

The Compensation Committee in its discretion may grant SARs under the Plan. A SAR entitles the holder to receive from us upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR over the aggregate exercise price for the underlying shares. The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant, and each SAR shall have a term no longer than 10 years.

We may make payment in settlement of the exercise of a SAR by delivering shares, cash or a combination of stock and cash as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine.

Restricted Stock

Under the Plan, the Compensation Committee may grant or sell restricted stock to plan participants (i.e., shares that are subject to a substantial risk of forfeiture based on continued service and/or the achievement of performance objectives and that are subject to restrictions on transferability). Except for these restrictions and any others imposed by the Compensation Committee, upon the grant of restricted stock, the recipient will have rights of a shareholder with respect to the restricted stock, including the right to vote the restricted stock and to receive dividends and other distributions paid or made with respect to the restricted stock, except that any dividends with respect to unvested restricted stock will be accumulated or reinvested in additional restricted stock until the vesting of the award. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted stock. Each award of restricted stock will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Compensation Committee may determine.

Restricted Stock Units

Under the Plan, the Compensation Committee may grant or sell restricted share units to participants. Restricted stock units constitute an agreement to deliver shares of our common stock (or an equivalent value in cash) to the participant at the end of a specified restriction period and subject to such other terms and conditions as the Compensation Committee may specify. Restricted stock units are not shares of common stock and do not entitle the recipients to any of the rights of a shareholder. Restricted stock units will be settled, in cash or shares, in an amount based on the fair market value of a share on the settlement date. Each restricted stock unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, which may include restrictions based upon the achievement of performance objectives.

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Performance Shares

Other stock-based awards granted under the plan may include performance shares, which are restricted stock units that vest based on the achievement of performance goals specified in the applicable award agreement. Performance shares may be settled in shares or cash, as specified in the award agreement which may additional such limitations, terms and conditions, as the Compensation Committee may determine.

Performance Objectives

The 2020 Plan provides that performance objectives may be established by the Compensation Committee in connection with any award granted under the 2020 Plan. Performance objectives may relate to the performance of the company or one or more divisions, departments, units, functions, product lines or products, or the performance of an individual participant.

Change in Control

The Compensation Committee retains discretion under the Plan to determine the treatment of outstanding awards in connection with a change in control of the company. For example, the Compensation Committee may cause awards granted under the Plan to vest upon a change in control, may cancel awards in exchange for a payment of cash (or without a payment, in the case of stock options or SARs with an exercise price that exceeds fair market value), or may cause awards to be continued or substituted in connection with a change in control.

For purposes of the Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the company’s common stock, (b) the acquisition within a twelve-month period of 30% or more of the company’s common stock, (c) the replacement of a majority of the Board of Directors, within a twelve-month period, by directors whose election was not endorsed by the incumbent Board of Directors, or (d) the acquisition of all or substantially all of the company’s assets. The full definition of “change in control” is set out in the Plan.

Forfeiture and Recoupment of Awards

Awards granted under the 2020 Plan may be subject to forfeiture or recoupment as provided pursuant to any compensation recovery (or “clawback”) policy that the company may adopt or maintain from time to time.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Compensation Committee will adjust the number and kind of shares that may be delivered under the Plan, the number and kind of shares subject to the limits on awards to individual participants under the 2020 Plan, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation Committee may, in its discretion, make such an equitable, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Compensation Committee, we will always round down to a whole number of shares subject to any award. Moreover, in the event of any such transaction or event, the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

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Transferability

Except as the Compensation Committee otherwise determines, awards granted under the Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Compensation Committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s incapacity, by his or her guardian or legal representative. Any award made under the Plan may provide that any shares issued pursuant to the award will be subject to further restrictions on transfer.

Amendment; Prohibition on Repricing

The board may amend, alter or discontinue the Plan at any time, with stockholder approval to the extent required by applicable laws. No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without his or her consent, except for amendments made to cause the 2020 Plan to comply with applicable law, stock exchange rules or accounting rules.

Except in connection with a corporate transaction, no award may be amended or otherwise subject to any action that would be treated as a “repricing” of such award, unless such action is approved by our stockholders.

Certain U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the 2020 Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not address all of the tax considerations that may apply in light of the circumstances of a particular participant under the 2020 Plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Nonqualified Stock Options. A participant will not recognize taxable income at the time of grant of a non-qualified stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price.

Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price.

Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any shares delivered and the amount of cash paid by us.

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Restricted Stock. A participant will not recognize taxable income at the time of grant of restricted stock, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted stock. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted stock.

Restricted Stock Units. A participant will not recognize taxable income at the time of grant of a restricted stock unit award. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by us.

Performance Shares. Generally, participants will recognize taxable income at the time of at the time of settlement of performance share awards (with the amount of income recognized generally being equal to the amount of cash and the fair market value of any shares delivered under the award).

Tax Deductibility of Compensation Provided under the Plan. When a participant recognizes ordinary compensation income as a result of an award granted under the Plan, the company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

For example, Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1 million per year payable to certain covered employees of a public company, and the Tax Cuts and Jobs Act, which was enacted on December 22, 2017, expanded the scope of Section 162(m) in several respects, including by repealing an exemption from the $1 million deduction limit for “qualified performance-based compensation,” generally effective for taxable years beginning after December 31, 2017. As a result, except as otherwise permitted pursuant to applicable transition rules, compensation paid in 2018 or a later fiscal year to one of our covered employees generally will not be deductible by the company to the extent that it exceeds $1 million.

Further, to the extent that compensation provided under the Plan may be deemed to be contingent upon a change in control, a portion of such compensation may be non-deductible by the company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code. However, the company does not warrant the tax treatment of any award under Section 409A or otherwise.

Registration with the SEC

The company filed a Registration Statement on Form S-8 relating to the issuance of 8,500,000 shares under the 2020 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, after approval of the 2020 Plan by the company’s stockholders at the Company’s 2020 Annual Meeting of Stockholders. The company intends to amend such Registration Statement on Form S-8 to cover the additional 6,500,000 shares that will become issuable under the 2020 Plan after stockholder approval is obtained.

New Plan Benefits

It is within the discretion of the Compensation Committee to determine which employees, non-employee directors and consultants will receive awards and the amount and type of such awards. It is not presently possible to determine the total number of individuals to whom awards will be made in the future under the Plan or the amount of such awards.

In the fiscal year ending December 31, 2020, our Named Executive Officers did not exercise any option awards and they received the following stock awards: [●]

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Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter is required for approval of the amendment to the 2020 Equity Incentive Plan.

The board unanimously recommends a vote “FOR” approval of this Proposal No. 2.

PROPOSAL No. 3 –	Approval of amendment of Reed’s Inc. certificate of incorporation to increase the number of authorized shares of common stock from 120,000,000 to 180,000,000 shares

Increase of Authorized Common Stock in General

As of the record date of November [●], 2021, we had a total of 120,000,000 authorized shares of common stock, [●] issued and outstanding shares of common stock, [●] outstanding shares of common stock, on a fully diluted basis, taking into account shares issuable upon vesting of outstanding stock awards, exercise of outstanding options and warrants and conversion of outstanding notes and preferred stock and [●] shares available under the company’s available incentive compensation plans.

The ability to issue equity is fundamental to our growth strategy in order to implement our growth strategy, we may raise additional financing through the issuance of equity securities.

Our board adopted a resolution seeking authorization of our stockholders to amend our certificate of incorporation to increase our number of authorized shares of common stock from 120,000,000 to 180,000,000 shares (the “Increase”). It is proposed that Article IV of our certificate of incorporation be amended to read in its entirety as follows:

“Section 1. The total number of shares of capital stock which the Corporation is authorized to issue is One Hundred Eighty Million Five Hundred Thousand (180,000,500), of which One Hundred Eighty Million (180,000,000) shall be shares of Common Stock having a par value of $.0001 per share and Five Hundred Thousand (500,000) shall be shares of Preferred Stock having a par value of $10.00 per share. The Preferred Stock may be issued from time to time in one or more series. The board of directors is hereby authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences, and rights and the qualifications, limitations, or restrictions thereof, of each such series of Preferred Stock, including without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting such series and the designation thereof, or any of the foregoing. The board of directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences, and rights and the qualifications, limitations, and restrictions thereof stated in the resolution of the board of directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

To effect the Increase as proposed, we will file an amendment to our certificate of incorporation, with the Secretary of State of Delaware, substantially in the form as set forth above, providing that our authorized common stock will be 180,000,000 shares.

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The board believes it is in the best interest of the common stock to increase the number of authorized shares of our capital stock in order to give the company greater flexibility in considering and planning for future general corporate needs, including, but not limited to, the offer and sale of common stock in one or more public offerings or private placements, the grant of common stock or warrants, options or other convertible securities in one or more strategic transactions, stock dividends, grants under equity compensation plans, stock splits and other general corporate transactions. The additional authorized but unissued shares will only be issued at the direction of the board, and if required by applicable law or regulation of NASDAQ, upon separate stockholder approval. We are seeking approval for the amendment at this time because we are currently seeking opportunities that may require prompt action, and the board believes the delay and expense in seeking approval for additional authorized common stock at a special meeting of stockholders could deprive us of the ability to take advantage of potential opportunities. Without an increase in the number of authorized shares of common stock, the company may be constrained in its ability to raise capital and may lose important business opportunities, which could adversely affect our financial performance and growth.

The board does not intend to issue any common stock except on terms that the board deems to be in the best interests of the company and its then existing stockholders.

Certain Disadvantages of the Increase

If the authorized number of shares of common stock increases from 120,000,000 to 180,000,000 shares as proposed by this Proposal No. 3, the company will be able to issue more shares of common stock which could result in additional dilution to current stockholders and which could have a negative effect on the market price of our common stock.

Rights of Additional Authorized Shares

Any newly authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The certificate of amendment will not affect the rights of current holders of common stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Principal Effects of the Increase

The Increase will affect all of our holders of common stock uniformly and will not affect any stockholder’s percentage ownership interests in our company. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Anti-Takeover Effects

Release No. 34-15230 of the staff of the Securities Exchange Commission requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. Although not a factor in the decision by our board to effect the Increase, one of the effects of having increased additional shares of our authorized common stock available for issuance may be to enable the board to render more difficult or to discourage an attempt to obtain control of the company by means of a merger, tender offer, proxy contest, or otherwise, and thereby protect the continuity of then present management. Unless prohibited by the regulations of applicable law or other agreements or restrictions, a sale of shares of common stock by us or other transactions in which the number of our outstanding shares of common stock would be increased could dilute the interest of a party attempting to obtain control of us. The Increase may make it more difficult for, prevent or deter a third-party from acquiring control of the company or changing our board and management, as well as inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

The Increase is not being proposed in response to any effort of which we are aware to accumulate shares of common stock or obtain control of the company. While it is possible that our management could use the Increase to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of stockholders, we do not intend to construct or enable any anti-takeover defense or mechanism on its behalf. We have no intent or plans to employ the Increase as an anti-takeover device and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

In addition to the Increase, provisions of our governing documents and applicable provisions of Delaware law may also have anti-takeover effects, making it more difficult for or preventing a third-party from acquiring control of the company or changing our board and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in the company’s control or in our management.

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Our certificate of incorporation and bylaws do not provide for cumulative voting in the election of directors. The lack of cumulative voting makes it more difficult for stockholders to replace the members of the board or for another party to obtain control of the company by replacing our board.

Potential Consequences if Stockholder Approval is Obtained

Adoption of the certificate of amendment will have no immediate dilutive effect on the proportionate voting power or other rights of the company’s existing stockholders. However, any future issuance of additional authorized shares of our common stock, at the future direction of the Board (and generally without the requirement of stockholder approval, unless specifically required by applicable law or NASDAQ regulation) may, among other things, dilute the earnings per share of common stock and the equity and voting rights of those holding common stock at the time such additional shares are issued.

In addition to the general corporate purposes mentioned above, and as further described above, an increase in the number of authorized shares of common stock may make it more difficult to, or discourage an attempt to, obtain control of the company by means of a takeover bid that the board determines is not in the best interest of the company and its stockholders. However, the board does not intend or view the proposed Increase as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the company.

Appraisal Rights

Pursuant to the Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to the certificate of amendment.

Effectiveness of the Certificate of Amendment

If the certificate of amendment is adopted, it will become effective upon the filing of the certificate of amendment with the Secretary of State of the State of Delaware.

Vote Required

The affirmative vote of the majority of the outstanding shares of our common stock is required to amend our Certificate to effect an increase in its authorized common stock from 120,000,000 to 180,000,000 shares.

The board unanimously recommends a vote “FOR” approval of this Proposal No. 3.

PROPOSAL NO. 4 –	Ratification of the appointment of Weinberg & Company, P.A. as independent registered public accounting firm for the fiscal year ending December 31, 2022

The audit committee has reappointed Weinberg & Company, P.A. to audit our consolidated financial statements for the fiscal year ending December 31, 2022. Weinberg & Company, P.A., an independent registered public accounting firm, has served as our independent auditor continuously since 2009. A representative from Weinberg & Company, P.A. is not expected to be present at the annual meeting.

Although stockholder ratification of the appointment is not required by law, we desire to solicit such ratification as a matter of good corporate governance. If the appointment of Weinberg & Company, P.A. is not approved by the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter, the audit committee will consider the appointment of another independent registered public accounting firm for fiscal 2022.

Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote on this matter is required for the election of directors. is required to ratify the appointment of Weinberg & Company, P.A. as independent registered public accounting firm.

The board unanimously recommends a vote “FOR” ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

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Independent Registered Public Accounting Firm Fee Information

Weinberg & Company, P.A. (“Weinberg”) was our independent registered public accounting firm for the years ended December 31, 2020 and 2019.

The following table shows the fees paid or accrued by us for the audit and other services provided by Weinberg for the years ended December 31, 2020 and 2019:

	2020	2019

Audit Fees	$161,597	$267,184
Audit-Related Fees	-	-
Tax Fees	36,169	63,561
All Other Fees	93,548	83,670
Total	$291,314	$414,415

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Audit Fees

Weinberg provided services for the audits of our financial statements included in Annual Reports on Form 10-K and limited reviews of the financial statements included in Quarterly Reports on Form 10-Q.

Audit Related Fees

Weinberg did not provide any professional services which would be considered “audit related fees.”

Tax Fees

Weinberg prepared our 2020 and 2019 Federal and state income tax returns.

All Other Fees

Services provided by Weinberg with respect to the filing of various registration statements made throughout the year are considered “all other fees.”

Audit Committee Pre-Approval Policies and Procedures

Under the SEC’s rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. Accordingly, 100% of audit services and non-audit services described in this Item 14 were pre-approved by the Audit Committee.

There were no hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

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PROPOSAL NO. 5 –	Reverse stock split of our common stock

Introduction

The board is recommending that the stockholders approve an amendment to the company’s certificate of incorporation to effect a reverse stock split of the Company’s shares of common stock at a ratio within a range of 1-for-2 to 1-for-5, inclusive (the “Reverse Stock Split”). If this Proposal No. 5 is approved, the board or a committee of the board will have the authority to decide, within twelve months from the Annual Meeting, whether to implement the split and the exact ratio of the split within this range, if it is to be implemented. If the board decides to implement the split, it will become effective upon the filing of the amendment to the company’s certificate of incorporation with the Secretary of State of the State of Delaware (the “Effective Date”). If the reverse split is implemented, the number of issued and outstanding shares of common Stock would be reduced in accordance with the exchange ratio selected by the board or committee. The total number of authorized shares of common stock would also be reduced in accordance with the exchange ratio. The form of amendment to the company’s certificate of incorporation to effect the reverse split is attached as Appendix B to this proxy statement. If and when filed, the amendment will contain the number of shares determined by the board within the limits set forth in this Proposal No. 5 to be combined into one share of common stock.

The board may not elect to implement a reverse split. However, the board believes that having the time-limited authority to take such an action is an important proactive step to maintain and build stockholder value.

Background of the Reverse Split

The Nasdaq Listing Qualifications Department notified us on August 16, 2021 that the bid price of our common stock had closed at less than $1 per share over the previous 30 consecutive business days, from July 2, 2021 through August 13, 2021, and, as a result, did not comply with Listing Rule 5550(a)(2) (“Bid Price Rule”). Therefore, in accordance with Listing Rule 5810(c)(3)(A), we were provided 180 calendar days, or until February 14, 2022, to regain compliance with the Bid Price Rule. If, at any time on or before February 14, 2022 the bid price of our common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq staff will provide written notification that it has achieved compliance with the Bid Price Rule.

If we fail to regain compliance with the Bid Price Rule on or before February 14, 2022 but meet all of the other applicable standards for initial listing on the Nasdaq Capital Market with the exception of the minimum bid price, we may be eligible for additional time. To qualify, we would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the bid price requirement, and would need to provide written notice of our intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary.

Purpose of the Reverse Split

The board’s primary objective in asking for the authority to effect the Reverse Stock Split is to raise the per share trading price of our common stock. The board believes that having the ability to implement the Reverse Stock Split would better enable the company to maintain the listing of its common stock on the NASDAQ Capital Market. Also, if the Reverse Stock Split is implemented, the board believes it would facilitate higher levels of institutional stock ownership, where investment policies generally prohibit investments in lower-priced securities and better enable the company to raise funds to finance operations.

Although the board presently intends to effect the reverse stock split only if necessary to regain compliance with the Nasdaq Capital Market’s minimum bid price requirement, under Section 242(c) of the Delaware General Corporation Law, our board has reserved the right, notwithstanding our stockholders’ approval of the proposed amendment of the certificate of incorporation at the Annual Meeting, to abandon the proposed amendment at any time (without further action by our stockholders) before the amendment of the certificate of incorporation is filed with the Secretary of State of the State of Delaware. Our board may consider a variety of factors in determining whether or not to proceed with the proposed amendment of the certificate of incorporation, including overall trends in the stock market, recent changes and anticipated trends in the per-share market price of our common stock, business developments and our actual and projected financial performance. If the closing bid price of our common stock on the Nasdaq Capital Market reaches a minimum of $1.00 per share and remains at or above that level for a minimum of ten consecutive trading days, as discussed more fully below, our Board may decide to abandon the filing of the proposed amendment of the certificate of incorporation.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split.

Effects of the Reverse Stock Split on Common Stock

The following table provides estimates of the number of shares of our common stock authorized, issued and outstanding, reserved for issuance and authorized but neither issued nor reserved for issuance at the following times (i) prior to the Reverse Stock Split, (ii) assuming a 1-for-2 reverse stock split, (iii) assuming a 1-for-3 Reverse Stock Split, (iv) assuming a 1-for-4 Reverse Stock Split and (v) assuming a 1-for-5 Reverse Stock Split:

	Number of Shares of our Common Stock Authorized	Number of Shares of our Common Stock Issued and Outstanding(1)	Percentage of Authorized Common Stock	Number of Shares of our Common Stock Available For Issuance
Current Shares
Assuming passage of Proposal No. 3 increasing the authorized from 120,000,000 to 180,000,000
1-for-2 Reverse Stock Split
1-for-3 Reverse Stock Split
1-for-4 Reverse Stock Split			\
1-for-5 Reverse Stock Split				\

Based on shares of our common stock outstanding as of November         , 2021.

Reduction of Shares Held by Individual Holders of Common Stock. After the effective date of the proposed Reverse Stock Split, each holder will own fewer shares of common stock. However, the proposed Reverse Stock Split will affect all holders of common stock uniformly and will not affect any holder of common stock’s percentage ownership interest in the company, except to the extent that the Reverse Stock Split results in any holder of common stock owning a fractional share as described below. Proportionate voting rights and other rights of the holders of common stock will not be affected by the proposed Reverse Stock Split (other than as a result of rounding up to the nearest whole share in lieu of issuance of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of common stock immediately after the Reverse Stock Split. The number of holders of common stock of record would not be affected by the Reverse Stock Split. However, if the Reverse Stock Split is implemented, it will increase the number of holders of common stock who own “odd lots” of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions of more than 100 shares of common stock.

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Preferred Stock. At the Effective time, conversion price of the outstanding Series A Convertible Preferred Stock will be adjusted such that the number of shares of common stock issuable upon conversion will be decreased in proportion to the decrease in the aggregate shares of common stock outstanding.

Change in Number and Exercise Price of Employee and Director Equity Awards. Under the terms of the company’s outstanding equity awards, the Reverse Stock Split would cause a reduction in the number of shares of common stock issuable upon exercise or vesting of such awards in proportion to the reverse stock split ratio and would cause a proportionate increase in the exercise price of such awards to the extent they are stock options. The number of shares of commons stock authorized for future issuance under the company’s equity plans will also be proportionately reduced. The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.

Regulatory Effects. The common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934 (“Exchange Act”), and the common stock is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of the common stock under the Exchange Act or the company’s obligation to publicly file financial and other information with the SEC. If the proposed Reverse Stock Split is implemented and our common stock has not been delisted from NASDAQ, the common stock will continue to trade on The NASDAQ Capital Market under the symbol “REED” (although NASDAQ would likely add the letter “D” to the end of the trading symbol for a period of 20 trading days to indicate that the reverse stock split has occurred). If the reverse stock split is implemented and our common stock has been delisted from NASDAQ, we believe the common stock would continue to be reported on the OTC. However, if we are delisted from the NASDAQ Capital Market we currently intend to file an application to list our common stock on a national securities exchange following the effectiveness of the Reverse Stock Split.

No Going Private Transaction. Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, the board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Anti-Takeover Effect. Upon the effectiveness of the Reverse Stock Split, the number of authorized shares of common stock will be proportionately reduced by the reverse stock split ratio. The Reverse Stock Split will have no anti-takeover or dilutive effect.

The Proposed Reverse Stock Split May Not Increase the Company’s Stock Price over the Long-Term, Which Would Prevent the Company From Realizing Some of the Anticipated Benefits of the Reverse Stock Split. The board expects that the Reverse Stock Split will increase the market price of the common stock so that the company is able to maintain compliance with the NASDAQ minimum bid price listing standard if our common stock remains listed on the NASDAQ Capital Market or meet the eligibility requirements for listing on a national securities exchange, if our common stock is no longer listed on the NASDAQ Capital Market. However, the effect of the Reverse Stock Split upon the market price of the common stock cannot be predicted with any certainty, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of the common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of common stock outstanding resulting from the Reverse Stock Split, and there can be no assurance that the market price per share of the common stock after the Reverse Stock Split will either exceed or remain in excess of any minimum bid price requirement for a sustained period of time. The market price of the common stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the company’s future performance. In addition, even if the company is able to maintain the listing of its common stock on the NASDAQ Capital Market, there can be no assurance that the company will not be delisted in the future due to a failure to meet other continued listing requirements, even if the market price per share of the common stock after the Reverse Stock Split remains in excess of $1.00. Further, if the company’s common stock is delisted from NASDAQ, there can be no assurance that the common stock will meet the other eligibility requirements for listing on another national securities exchange.

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The Proposed Reverse Stock Split May Decrease the Liquidity of the Company’s Stock. The liquidity of the common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

Board Discretion to Implement the Reverse Stock Split. If the Reverse Stock Split is approved by the company’s stockholders, it will be effected, if at all, only upon a determination by the board that a Reverse Stock Split is in the best interests of the company and its stockholders at the time of such determination.

Notwithstanding approval of the Reverse Stock Split by the stockholders, the board may, in its sole discretion, abandon the proposed amendment to the certificate of incorporation and determine not to effect the Reverse Stock Split as permitted under Section 242(c) of the Delaware General Corporation Law (“DGCL”). If the board does not implement the Reverse Stock Split prior to the one year anniversary of the Annual Meeting, Stockholder approval would be required again prior to implementing any reverse stock split.

Stockholders’ Equity. Following the effectiveness of the amendment to the company’s Certificate of Incorporation, the stated capital on the company’s balance sheet and the additional paid-in capital account, in each case, attributable to the common stock, will be adjusted to reflect the Reverse Stock Split. The par value per share of the common stock will remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on the company’s consolidated balance sheet attributable to common stock will be reduced and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Per share net income or loss will be increased because there will be fewer shares of the common stock outstanding. The company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Shares Held in Book-Entry and Through a Bank, Broker or Other Nominee

The combination of, and reduction in, the number of our outstanding shares of common stock as a result of the Reverse Stock Split will occur automatically at the effective time without any additional action on the part of our shareholders.

Upon the Reverse Stock Split, we intend to treat shareholders holding shares of common stock in “street name” (that is, through a bank, broker or other nominee) in the same manner as registered shareholders whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding shares of our common stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of common stock with a bank, broker or other nominee, and you have any questions in this regard, we encourage you to contact your nominee.

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If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the effective time indicating the number of shares of our common stock you hold.

If you hold any of your shares of our common stock in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-Reverse Stock Split shares of our common stock for either: (i) a certificate representing the post-Reverse Stock Split shares of our common stock or (ii) post-Reverse Stock Split shares of our common stock in a book-entry form, evidenced by a transaction statement that will be sent to your address of record as soon as practicable after the effective time indicating the number of shares of our common stock you hold. Beginning on the effective date of the reverse stock split, each certificate representing pre-Reverse Stock Split shares of our common stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Consequences if Our Stockholders Do Not Approve the Reverse Stock Split

If our stockholders do not approve Proposal 3, we may be unable to list our common stock on the NASDAQ Capital Market or another national securities exchange.

Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders will not be entitled to dissenter’s rights with respect to the consummation of the Reverse Stock Split as contemplated by the Amendment, and we do not intend to independently provide our stockholders with any such rights.

Stockholders should not destroy any share certificate(s) and should not submit any share certificate(s) until requested to do so.

Interests of Certain Persons in the Proposal

Certain of the company’s officers and directors have an interest in this Proposal No. 5 as a result of their ownership or potential ownership of shares of stock of the company, as set forth in the sections entitled “Security Ownership of Certain Beneficial Owners and Management”. However, the company does not believe that its officers or directors have interests in the Reverse Stock Split that are different from or greater than those of any other holder of common stock.

No Fractional Shares

The company does not currently intend to issue fractional shares in connection with the Reverse Stock Split. We will round up to the nearest whole share for stockholders, who own the common stock prior to the effective time of the Reverse Stock Split and who otherwise would hold fractional shares because the number of shares of common stock they held before the Reverse Stock Split would not be evenly divisible based on the Reverse Stock Split ratio.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to the company and to holders of the common stock that hold such stock as a capital asset for U.S. federal income tax purposes. This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion applies only to holders that are U.S. persons and does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Code, including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, holders that are partnerships or other pass-through entities for U.S. federal income tax purposes, holders whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, holders subject to the alternative minimum tax, holders who hold the common stock’s common stock or convertible notes as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired the common stock’s common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The company has not sought, and will not seek, a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split. The following summary does not address the tax consequences of the Reverse Stock Split under foreign, state, or local tax laws. Accordingly, each holder of common stock should consult his, her or its tax advisor with respect to the particular tax consequences of the Reverse Stock Split to such holder.

The U.S. federal income tax consequences for a holder of common stock and for the common stock pursuant to the Reverse Stock Split will be as follows:

●	the holder should not recognize any gain or loss for U.S. federal income tax purposes;
●	the holder’s aggregate tax basis in the common stock received pursuant to the Reverse Stock Split, should be equal to the aggregate tax basis of such holder’s common stock surrendered in exchange therefor;
●	the holder’s holding period for the common stock received pursuant to the Reverse Stock Split, should include such holder’s holding period for the common stock surrendered in exchange therefor;
●	we should not recognize gain or loss solely as a result of the Reverse Stock Split.

We are required to provide the holders of our common stock with information regarding the tax impact of the Reverse Stock Split, which we intend to provide on our website at www.reedsinc.com.

Vote Required

The affirmative vote of the majority of the outstanding shares of our common stock is required to amend our Certificate to effect the Reverse Stock Split.

The board recommends a vote “FOR” the grant of authority to the board to effect the Reverse Stock Split .

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HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This practice, known as “householding”, is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement or Notice of Internet Availability of Proxy Materials from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our proxy statement and annual report or Notice of Internet Availability of Proxy Materials has been sent to your address.

We will promptly deliver separate copies of our proxy statement and annual report at the request of any stockholder who is in a household that participates in the householding of our proxy materials. You may send your request by mail to Reed’s Inc., 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Thomas J. Spisak, Chief Executive Officer and Secretary, or by telephone at (203) 890-0557.

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STOCKHOLDER PROPOSALS FOR NEXT YEAR’s ANNUAL MEETING

Stockholder proposals for inclusion in our proxy statement: If a stockholder wishes to present a proposal to be included in our proxy statement and form of proxy for the 2022 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Securities Exchange Act Rule 14a-8. One of the requirements is that the proposal be received by our Secretary no later than August 1, 2022, which is 120 calendar days before November 29, 2022 - the anniversary date of this Proxy Statement was released to stockholders in connection with the 2021 Annual Meeting. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on December 30, 2021, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals we receive after that date will not be included in the proxy statement for the 2022 Annual Meeting of Stockholders.

Other stockholder proposals: A stockholder proposal not included in our proxy statement for the 2022 Annual Meeting of Stockholders will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our bylaws. The bylaws provide that we must have received the stockholder’s notice no more than 120 days in advance of the one-year anniversary of the date of the previous year’s Annual Meeting of Stockholders. To be timely, a stockholder proposal not included in our proxy statement for the 2022 Annual Meeting of Stockholders must be received by our Secretary no later than September 1, 2022, provided, however, that if the date of the annual meeting is more than thirty (30) days before or sixty (60) days after such anniversary date, such notice will be timely only if so delivered or mailed and received no later than the later of one hundred twenty (120) days prior to the date of the meeting or ten (10) days after the first public announcement of the date of the annual meeting. Except to the extent otherwise required by law, the adjournment of a meeting of stockholders shall not commence a new time period for the giving of a stockholder’s notice as describe above. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure and provisions of our bylaws.

We urge stockholders to submit all proposals by Certified Mail - Return Receipt Requested. Stockholder proposals should be sent to Reed’s Inc., 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Thomas J. Spisak, Chief Financial Officer and Secretary.

STOCKHOLDER ADVISORY VOTES

The current frequency of stockholder advisory vote on the compensation paid to our Named Executive Officers is every three years. The next stockholder advisory vote on the compensation paid to our Named Executive Officers will occur at our 2022 annual meeting, unless changed by the board as a result of this year’s say-on-frequency proposal. The next stockholder advisory vote on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers will occur at our 2025 annual meeting.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The board does not intend to present for action at this annual meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the annual meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Call Toll-Free at: (877) 259-6290

E-mail: info@okapipartners.com

By Order of the Board of Directors,

/s/ John J. Bello
John J. Bello
Chairman

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APPENDIX B

Reed’s Inc. 2020 Equity Incentive Plan

As Amended. _______, 2021

1. Purpose of the Plan

This Plan is intended to promote the interests of the Company (as defined below) and its shareholders by providing employees non-employee directors, consultants, and other selected service providers of the Company, who are largely responsible for the management, growth, and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company.

2. Definitions

As used in the Plan or in any instrument governing the terms of any award granted under the Plan, the following definitions apply to the terms indicated below:

(a) “Award Agreement” means a written agreement, in a form determined by the Committee from time to time, entered into by each Participant and the Company, evidencing the grant of a Stock Incentive Award under the Plan.

(b) “Board of Directors” means the Board of Directors of Reed’s Inc., a Delaware corporation.

(c) “Change in Control” means (i) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent of the total fair market value or total Voting Power of the stock of the Company; or (ii) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing thirty percent or more of the total Voting Power of the stock of the Company; or (iii) a majority of members of the Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of each appointment or election; or (iv) any one person, or more than one person acting as a group (as defined in Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For purposes of subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. The foregoing subsections (i) through (iv) shall be interpreted in a manner that is consistent with the Treasury Regulations promulgated pursuant to section 409A of the Code so that all, and only, such transactions or events that could qualify as a “change-in-control event” within the meaning of Treasury Regulation §1.409A-3(i)(5)(i) will be deemed to be a Change in Control for purposes of this Plan.

(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations, and administrative guidance issued thereunder.

(e) “Committee” means the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

(f) “Common Stock” means Reed’s Inc. common stock, $0.0001 par value per share, or any other security into which the common stock shall be changed pursuant to the adjustment provisions of Section 9. of the Plan.

(g) “Company” means Reed’s Inc., a Delaware corporation (and any successor thereto). (h) “Effective Date” means September 16, 2020.

(i) “Employment” means the period during which an individual is classified or treated by the Company as an employee, non-employee director, consultant, or other service provider of the Company, as applicable.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” means, with respect to a share of Common Stock, as of the applicable date of determination or if the market is not open for trading on such date, the immediately preceding day on which the market is open for trading, the closing price as reported on the date of determination on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading (or if shares of Common Stock are then principally traded on a national securities exchange, in the reported “composite transactions” for such exchange). In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its sole discretion.

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(l) “Option” means a stock option to purchase shares of Common Stock granted to a Participant pursuant to

Section 6.

(m) “Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7.

(n) “Participant” means an employee, consultant or director of the Company who is eligible to participate in the Plan and to whom one or more Stock Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, his successors, heirs, executors, and administrators, as the case may be.

(o) “Person” means a “person” as such term is used in section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of section 13(d)(3) under the Exchange Act.

(p) “Plan” means the 2020 Reed’s Inc. Equity Incentive Plan, as it may be amended from time to time.

(q) “Securities Act” means the Securities Act of 1933, as amended.

(r) “Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.

(s) “Voting Power” means the number of votes available to be cast (determined by reference to the maximum number of votes entitled to be cast by the holders of Voting Securities, or by the holders of any Voting Securities for which other Voting Securities may be convertible, exercisable, or exchangeable, upon any matter submitted to shareholders where the holders of all Voting Securities vote together as a single class) by the holders of Voting Securities.

(t) “Voting Securities” means any securities or other ownership interests of an entity entitled, or which may be entitled, to matters submitted to Persons holding such securities or other ownership interests in such entity generally (whether or not entitled to vote in the general election of directors), or securities or other ownership interests which are convertible into, or exercisable in exchange for, such Voting Securities, whether or not subject to the passage of time or any contingency.

3. Stock Subject to the Plan

(a) Stock Subject to the Plan

The maximum number of shares of Common Stock that may be covered by Stock Incentive Awards granted under the Plan shall not exceed 15,000,000 shares of Common Stock in the aggregate. Out of such aggregate, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code shall not exceed 14,500,0000 shares of Common Stock. The maximum number of shares referred to in the preceding sentences of this Section 3.(a) shall in each case be subject to adjustment as provided in Section 9. and the following provisions of this Section 3. Of the shares described, one hundred percent may be delivered in connection with “full-value Awards,” meaning Stock Incentive Awards other than Options or stock appreciation rights. Any shares granted under Options or stock appreciation rights shall be counted against the share limit on a one-for-one basis and any shares granted as full-value Stock Incentive Awards shall be counted against the share limit on a one-for-one basis. Shares of Common Stock issued under the Plan may be authorized and unissued shares, treasury shares, shares purchased by the Company in the open market, or any combination of the preceding categories as the Committee determines in its sole discretion.

For purposes of the preceding paragraph, shares of Common Stock covered by Stock Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan; provided, however, that if a Stock Incentive Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with a Stock Incentive Award, the shares issued (if any) in connection with such settlement, the shares in respect of which the Stock Incentive Award was cash-settled, and the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, if shares of Common Stock are issued subject to conditions which may result in the forfeiture, cancellation, or return of such shares to the Company, any portion of the shares forfeited, cancelled or returned shall be treated as not issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with a Stock Incentive Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan.

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Shares of Common Stock covered by Stock Incentive Awards granted pursuant to the Plan in connection with the assumption, replacement, conversion, or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger (within the meaning of Nasdaq Listing Rule 5635) shall not count as used under the Plan for purposes of this Section 3.

(b) Individual Award Limits

Subject to adjustment as provided in Section 8., the maximum number of shares of Common Stock that may be covered by Stock Incentive Awards granted under the Plan to any Participant in any calendar year shall not exceed 2,000,000 shares.

(c) Non-Employee Director Limits

Subject to adjustment as provided in Section 8., the maximum number of shares of Common Stock that may be covered by Stock Incentive Awards granted under the Plan to any non-employee director in any calendar year shall not exceed 500,000 shares.

4. Administration of the Plan

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under section 16 of the Exchange Act) and as “independent” as required by Nasdaq or any security exchange on which the Common Stock is listed, in each case if and to the extent required by applicable law or necessary to meet the requirements of such rule, section or listing requirement at the time of determination. The Committee shall, consistent with the terms of the Plan, from time to time designate those individuals who shall be granted Stock Incentive Awards under the Plan and the amount, type, and other terms and conditions of such Stock Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof, in which case the acts of such subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may also from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Stock Incentive Awards to persons who are not “executive officers” of the Company (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitations as the Committee may specify and to the requirements of section 157 of the Delaware General Corporation Law.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and any Award Agreement thereunder, and to adopt, amend, and rescind from time to time such rules and regulations for the administration of the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws, as the Committee may deem necessary or appropriate. Decisions of the Committee shall be final, binding, and conclusive on all parties. For the avoidance of doubt, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

The Committee may delegate the administration of the Plan to one or more officers or employees of the Company, and such administrator(s) may have the authority to execute and distribute Award Agreements, to maintain records relating to Stock Incentive Awards, to process or oversee the issuance of Common Stock under Stock Incentive Awards, to interpret and administer the terms of Stock Incentive Awards, and to take such other actions as may be necessary or appropriate for the administration of the Plan and of Stock Incentive Awards under the Plan, provided that in no case shall any such administrator be authorized (i) to grant Stock Incentive Awards under the Plan (except in connection with any delegation made by the Committee pursuant to the first paragraph of this Section 4.), (ii) to take any action inconsistent with section 409A of the Code, or (iii) to take any action inconsistent with applicable provisions of the Delaware General Corporation Law. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and, except as otherwise specifically provided, references in this Plan to the Committee shall include any such administrator. The Committee and, to the extent it so provides, any subcommittee, shall have sole authority to determine whether to review any actions and/or interpretations of any such administrator, and if the Committee shall decide to conduct such a review, any such actions and/or interpretations of any such administrator shall be subject to approval, disapproval, or modification by the Committee.

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On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s Employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code. Notwithstanding anything herein to the contrary, the Company shall not reprice any stock option (within the meaning of Nasdaq Listing Rule 5635(c) and any other formal or informal guidance issued by Nasdaq) without the approval of the shareholders of the Company, nor shall the Company purchase any underwater options for cash. No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission, or determination relating to the Plan, unless, in either case, such action, omission, or determination was taken or made by such member, director, or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5. Eligibility

The Persons who shall be eligible to receive Stock Incentive Awards pursuant to the Plan shall be those employees non-employee directors, consultants and other selected service providers of the Company whom the Committee shall select from time to time, including officers of the Company, whether or not they are directors. Each Stock Incentive Award granted under the Plan shall be evidenced by an Award Agreement.

6. Options

The Committee may from time to time grant Options on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. The Award Agreement shall clearly identify such Option as either an “incentive stock option” within the meaning of section 422 of the Code or as a non-qualified stock option.

(a) Exercise Price

The exercise price per share of Common Stock covered by any Option shall be not less than one hundred percent of the Fair Market Value of a share of Common Stock on the date on which such Option is granted, other than assumptions in accordance with a corporate acquisition or merger as described in Section 3.

(b) Term and Exercise of Options

(1) Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on or after the date such Option is granted, subject to Approval as provided in Section 21.; provided, further that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration, or cancellation as provided in the Plan or the Award Agreement.

(2) Each Option shall be exercisable in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination, or cancellation of the remaining portion thereof.

(3) An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

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(c) Special Rules for Incentive Stock Options

(1) The aggregate Fair Market Value of shares of Common Stock with respect to which “incentive stock options” (within the meaning of section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or any of its “subsidiaries” (within the meaning of section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such stock option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such incentive stock options exceeds $100,000, then incentive stock options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be non-qualified stock options, but all other terms and provisions of such stock options shall remain unchanged. In the absence of such regulations (and authority), or in the event such regulations (or authority) require or permit a designation of the Options which shall cease to constitute incentive stock options, incentive stock options granted hereunder shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be non-qualified stock options, but all other terms and provisions of such stock options shall remain unchanged.

(2) Incentive stock options may only be granted to individuals who are employees of the Company. No incentive stock option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined Voting Power of all classes of stock of the Company or any of its “subsidiaries” (within the meaning of section 424 of the Code), unless (i) the exercise price of such incentive stock option is at least 110 percent of the Fair Market Value of a share of Common Stock at the time such incentive stock option is granted and (ii) such incentive stock option is not exercisable after the expiration of five years from the date such incentive stock option is granted.

7. Other Stock-Based Awards

The Committee may from time to time grant equity-based or equity-related awards not otherwise described herein in such amounts and on such terms as it shall determine, subject to the terms and conditions set forth in the Plan, including Approval requirement set forth in Section 21. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (i) involve the transfer of actual shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (ii) be subject to performance-based and/or service-based conditions, (iii) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units, or share-denominated performance units, and (iv) be designed to comply with applicable laws of jurisdictions other than the United States; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Common Stock that is specified at the time of the grant of such Stock Incentive Award.

8. Adjustment upon Certain Changes

Subject to any action by the shareholders of Company required by law, applicable tax rules or the rules of any exchange on which shares of common stock of Company are listed for trading:

(a) Shares Available for Grants

In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination, or exchange of shares or similar corporate change, the maximum aggregate number or type of shares of Common Stock with respect to which the Committee may grant Stock Incentive Awards, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code and the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Stock Incentive Awards to any individual Participant in any year and to any non-employee director shall be appropriately adjusted or substituted by the Committee. In the event of any change in the type or number of shares of Common Stock of Company outstanding by reason of any other event or transaction, the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments to the type or number of shares of Common Stock with respect to which Stock Incentive Awards may be granted.

(b) Increase or Decrease in Issued Shares Without Consideration

In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall, to the extent deemed appropriate by the Committee, adjust the type or number of shares of Common Stock subject to each outstanding Stock Incentive Award and the exercise price per share of Common Stock of each such Stock Incentive Award.

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(c) Certain Mergers and Other Transactions

In the event of any merger, consolidation, or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, adjust each Stock Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Stock Incentive Award would have received in such merger or consolidation.

In the event of (i) a dissolution or liquidation of Company, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis), (iii) a merger, consolidation, or similar transaction involving Company in which the holders of shares of Common Stock receive securities and/or other property, including cash, the Committee shall, to the extent deemed appropriate by the Committee, have the power to:

(i) cancel, effective immediately prior to the occurrence of such event, each Stock Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Stock Incentive Award was granted an amount in cash, for each share of Common Stock subject to such Stock Incentive Award, equal to the value, as determined by the Committee, of such Stock Incentive Award, provided that with respect to any outstanding Option such value shall be equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

(ii) provide for the exchange of each Stock Incentive Award (whether or not then exercisable or vested) for a Stock Incentive Award with respect to (A) some or all of the property which a holder of the number of shares of Common Stock subject to such Stock Incentive Award would have received in such transaction or (B) securities of the acquiror or surviving entity and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price of the Stock Incentive Award, or the number of shares or amount of property subject to the Stock Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Stock Incentive Award was granted in partial consideration for the exchange of the Stock Incentive Award.

(d) Other Changes

In the event of any change in the capitalization of Company, corporate change, corporate transaction or other event other than those specifically referred to in Sections 9(a), (b) or (c), the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments in the number and class of shares subject to Stock Incentive Awards outstanding on the date on which such change occurs and in such other terms of such Stock Incentive Awards as the Committee deems appropriate.

(e) No Other Rights

Except as expressly provided in the Plan or any Award Agreement, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividends or dividend equivalents, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Stock Incentive Award.

(f) Savings Clause

No provision of this Section 8. shall be given effect to the extent that such provision would cause any tax to become due under section 409A of the Code.

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9. Change in Control; Termination of Employment

(a) Change in Control

Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for a Stock Incentive Award (or in which the Company is the ultimate parent corporation and does not continue the Stock Incentive Award), then immediately prior to the Change in Control: (i) those Options and stock appreciation rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, and (ii) the restrictions, other limitations and other conditions applicable to any Other Stock-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Stock-Based Awards or such other Awards shall become free of all restrictions, limitations, and conditions and become fully vested and transferable to the full extent of the original grant.

(b) Termination of Employment

(1) Except as to any awards constituting stock rights subject to section 409A of the Code, termination of Employment shall mean a separation from service within the meaning of section 409A of the Code, unless the Participant is retained as a consultant pursuant to a written agreement and such agreement provides otherwise. Without limiting the generality of the foregoing, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of Employment, provided that a Participant who is an employee will not be deemed to cease employment in the case of any leave of absence approved by the Company. Furthermore, no payment shall be made with respect to any Stock Incentive Awards under the Plan that are subject to section 409A of the Code as a result of any such authorized leave of absence or absence in military or government service unless such authorized leave or absence constitutes a separation from service for purposes of section 409A of the Code and the regulations promulgated thereunder.

(2) The Award Agreement shall specify the consequences with respect to such Stock Incentive Awards of the termination of Employment of the Participant holding the Stock Incentive Awards.

(3) A Participant who ceases to be an employee of the Company but continues, or simultaneously commences, services as a director of the Company shall be deemed to continue Employment for purposes of the Plan.

10. Rights Under the Plan

No Person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Stock Incentive Award until the date of the issuance of such shares on the books and records of the Company Except as otherwise expressly provided in Section 8. hereof, no adjustment of any Stock Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 10. is intended, or should be construed, to limit authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Common Stock if it were issued or outstanding, or from granting rights related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

11. No Special Employment Rights; No Right to Stock Incentive Awards

(a) Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of his or her Employment by the Company or interfere in any way with the right of the Company at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Incentive Award.

(b) No person shall have any claim or right to receive a Stock Incentive Award hereunder. The Committee’s granting of a Stock Incentive Award to a Participant at any time shall neither require the Committee to grant a Stock Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

12. Securities Matters

(a) The Company shall be under no obligation to affect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements, and representations, and that any related certificates representing such shares bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

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(b) The exercise or settlement of any Stock Incentive Award (including, without limitation, any Option) granted hereunder shall only be effective at such time as counsel to Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Common Stock are traded. Company may, in its sole discretion, defer the effectiveness of any exercise or settlement of a Stock Incentive Award granted hereunder in order to allow the issuance of shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state or local securities laws. Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise or settlement of a Stock Incentive Award granted hereunder. During the period that the effectiveness of the exercise of a Stock Incentive Award has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

13. Withholding Taxes

(a) Cash Remittance

Whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any, attributable to such event. In addition, upon the exercise or settlement of any Stock Incentive Award in cash, or the making of any other payment with respect to any Stock Incentive Award (other than in shares of Common Stock), the Company shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state, and local withholding tax requirements, if any, attributable to such exercise, settlement, or payment.

(b) Stock Remittance

At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Participant may tender to the Company (including by attestation) a number of shares of Common Stock having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the minimum federal, state, and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 13.(a) hereof, if any.

(c) Stock Withholding

At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Company shall withhold a number of such shares having a Fair Market Value determined by the Committee to be sufficient to satisfy the minimum federal, state, and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 13.(a) hereof, if any.

14. No Obligation to Exercise

The grant to a Participant of a Stock Incentive Award shall impose no obligation upon such Participant to exercise such Stock Incentive Award.

15. Transfers

Stock Incentive Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however that the Committee may permit Options or other Stock Incentive Awards that are not incentive stock options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine. Upon the death of a Participant, outstanding Stock Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Stock Incentive Award, or the right to exercise any Stock Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Stock Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Stock Incentive Award. .

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16. Expenses and Receipts

The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Stock Incentive Award will be used for general corporate purposes.

17. Failure to Comply

In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Stock Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

18. Relationship to Other Benefits

No payment with respect to any Stock Incentive Awards under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan.

19. Governing Law

The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of Delaware without regard to its conflict of law principles.

20. Severability

If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

21. Effective Date and Term of Plan The Effective Date of the Plan is September 16, 2020, subject to the approval of the Plan by the shareholders of Company within 12 months of the Effective Date (“Approval”). Only Options may be granted prior to Approval, provided no Option granted prior to Approval may be exercisable, in whole or in part, prior to Approval, and the Plan will be unwound, and all outstanding Options forfeited and cancelled, if Approval is not obtained. No grants of Stock Incentive Awards may be made under the Plan after September 16, 2030.

22. Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it or any Stock Incentive Award in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires shareholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4. hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 22. shall be given effect to the extent that such provision would cause any tax to become due under section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, adversely affect the Participant’s rights under any previously granted and outstanding Stock Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

23. Recoupment

Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by applicable law, Company policy and/or the requirements of an exchange on which the Company’s shares are listed for trading, in each case, as in effect from time to time to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan.

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APPENDIX B

Reed’s, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby adopts this Certificate of Amendment (this “Certificate of Amendment”), which amends its Certificate of Incorporation (the “Certificate of Incorporation”), as described below, and does hereby further certify that:

FIRST: The Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the amendment to the Certificate of Incorporation described herein, and the Corporation’s stockholders duly adopted such amendment, all in accordance with the provisions of Section 242 of the DGCL.

SECOND: Article FOURTH of the Certificate of Incorporation is hereby amended by adding the following paragraph to the end of such Article:

“That, effective on the filing of this Certificate of Amendment of Restated Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-[●]1 reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [●] shares of Common Stock outstanding and held of record by each stockholder of the Corporation immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully-paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu thereof, (i) with respect to holders of one or more certificates which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, upon surrender after the Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive one (1) additional whole share of Common Stock; provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Effective Time and (b) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock have been reclassified; and (ii) with respect to holders of shares of Common Stock in book-entry form in the records of the Corporation’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive one (a) additional share of Common Stock automatically and without any action by the holder.

The total number of shares of capital stock which the Corporation shall have authority to issue is [●]2 shares consisting of (a) [●]3 shares of Common Stock, $0.0001 par value per share (the “Common Stock”) and (b) 500,000 shares of Preferred Stock, $10.00 par value per share (the “Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series. The board of directors is hereby authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences, and rights and the qualifications, limitations, or restrictions thereof, of each such series of Preferred Stock, including without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting such series and the designation thereof, or any of the foregoing. The board of directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences, and rights and the qualifications, limitations, and restrictions thereof stated in the resolution of the board of directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

1 Final split ratio, within a range of 1-for-2 to 1-for-5, inclusive, to be determined by Board pursuant to authority granted by stockholders, as described in the accompanying proxy statement.

2 Total authorized capital to be determined based on final split ratio and on implementation of proposed to increase in authorized Common Stock, as described in the accompanying proxy statement.

3 Total authorized Common Stock to be to be determined based on final split ratio and on implementation of proposed to increase in authorized Common Stock, as described in the accompanying proxy statement.

REED'S, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
DECEMBER 30, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby constitutes and appoints John J. Bello and Norman E. Snyder, Jr., and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the 2021 Annual Meeting of Stockholders (the "Annual Meeting") of Reed's, Inc., a Delaware corporation, in such manner as they, or any of them, may determine on any matters which may properly come before the Annual Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at 11:00 a.m. Eastern time, on Thursday December 30, 2021. The 2021 Annual Meeting will be a completely virtual meeting, held via teleconference. The undersigned hereby revokes any proxies previously given.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting of Stockholders to be held December 30, 2021.
The Proxy Statement and our Annual Report to Stockholders are available at:
www.okapivote.com/reeds

☒ **Please mark vote as in this example**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED ON PROPOSAL 1.

1. The Election of Directors

Nominees:	**FOR**	**AGAINST**	**ABSTAIN**
(1a) John J. Bello	☐	☐	☐
(1b) Norman E. Snyder, Jr.	☐	☐	☐
(1c) Lewis Jaffe	☐	☐	☐
(1d) James C. Bass	☐	☐	☐
(1e) Louis Imbrogno, Jr.	☐	☐	☐
(1f) Rhonda Kallman	☐	☐	☐

Signature

Signature (if held jointly)

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 3.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 4.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 5.

5.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s) in items 1, 2, 3, 4, and 5 above. If this card contains no specific voting instructions, the shares will be voted FOR Proposal 1 **(the election of all nominees for director). FOR** Proposal 2. **FOR** Proposal 3. **FOR** Proposal 4. and **FOR**

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

VOTE BY INTERNET – *Before the Annual Meeting* - Go to *okapivote.com/REED*. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY TELEPHONE – (866) 494-4435

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Okapi Partners c/o Jeremy Provost, 1212 Avenue of the Americas, 24th floor, New York, NY 10036.